Filing by Rule 497(c) of the 1933 Act
                                                              File No. 33-71144


                                                                    May 1, 1999

[INTEGRITY MUTUAL FUNDS LOGO]

                      MONTANA TAX-FREE FUND, INC.
                        ND TAX-FREE FUND, INC.
                    SOUTH DAKOTA TAX-FREE FUND, INC.

PROSPECTUS
_______________________________________________________________________________

This prospectus is intended to provide important information to help you evaluate whether one of the Integrity Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Mutual Funds can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

_______________________________________________________________________________

                             TABLE OF CONTENTS

   The Funds                                                             3
   Montana Tax-Free Fund, Inc.                                           3
      Fund Summary                                                       3
      How the Fund Has Performed                                         4
      What Are the Fund's Expenses?                                      5
   ND Tax-Free Fund, Inc.                                                7
      Fund Summary                                                       7
      How the Fund Has Performed                                         8
      What Are the Fund's Expenses?                                      9
   South Dakota Tax-Free Fund, Inc.                                     11
      Fund Summary                                                      11
      How the Fund Has Performed                                        12
      What Are the Fund's Expenses?                                     13
   Fund Management                                                      14
   Principal Investment Strategies                                      15
   Non-Principal Investment Strategies                                  17
   Principal Risk Factors                                               18
   How To Purchase Shares                                               19
   Systematic Investing - the Monthomatic Investment Plan               20
   Special Services                                                     20
   How to Sell Shares                                                   21
   Systematic Withdrawal                                                22
   Distributions and Taxes                                              22
   Distribution and Service Plan                                        23
   Net Asset Value                                                      24
   Fund Service Providers                                               24
   Shareholder Inquiries                                                24
   Financial Highlights                                                 25
   Appendix - Additional State Information                              28

                                      2

MONTANA TAX-FREE FUND, INC.

                                FUND SUMMARY

                            INVESTMENT OBJECTIVE

The fund seeks to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital.

        PRINCIPAL STRATEGIES:  HOW THE FUND PURSUES ITS OBJECTIVE

The fund purchases primarily municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment
adviser judges them to be of comparable quality.   The fund is non-
diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 15 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average return. To assess a bond's value, the adviser considers the bond's yield, price, credit quality, and future prospects.

The fund may also invest in futures and options on futures for hedging purposes.

      PRINCIPAL RISKS:  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in Montana bonds, the fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of Montana bonds in which the fund invests.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund investment, loss of money is a risk of invest-ing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                         IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:

  *  Earn regular monthly tax-free dividends;
  *  Preserve investment capital over time;
  *  Reduce taxes on investment income;
  * Set aside money systematically for retirement, estate planning, or college funding.

                                      3

MONTANA TAX-FREE FUND, INC.

You should not invest in this fund if you seek to:

  *  Pursue an aggressive, high-growth investment strategy;
  *  Invest through an IRA or 401(k) plan;
  *  Avoid fluctuations in share price.

                         HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five-year, and the life of the fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS (AS OF 12/31 EACH YEAR)

                   1994     1995     1996     1997     1998
                   -1.70%   12.85%   5.52%    5.96%    3.66%

For the periods shown, the highest and lowest quarterly returns were 6.92% and -3.59%, respectively for the quarters ending 3/31/95 and 12/30/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                         Average Annual Total Returns
                   for the Periods Ending December 31, 1998

                      1 Year         5 Year    Inception(1)
________________________________________________________
Fund                  (0.30)%         5.15%      5.29%

LB Market
Benchmark(2)           6.48%          6.22%      6.47%

(1) Inception period is from August 12, 1993 to December 31, 1998.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

                                      4

MONTANA TAX-FREE FUND, INC.

                      WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                     ______________________________

SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases               NONE
   Maximum Deferred Sales Charge (Load)
    (as a percentage of lesser of purchase price
     or redemption proceeds)                                      4.00%(1)
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends    NONE
   Redemption Fees                                                NONE
   Exchange Fee                                                   NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                            0.60%
Distribution and Service (12b-1) Fees(2)                   0.75%
Other Expenses                                             0.28%
Total Annual Fund Operating                                _____
Expenses(3)                                                1.63%

                     ______________________________

(1) Shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 4% during the first and second years, 3% during the third year, 2% during the fourth year, and 1% during the fifth year. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "How to Purchase Shares."
(2) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(3) The investment adviser and underwriter have voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses from exceeding 1.35% of the average daily net asset value of fund shares. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses was 1.30% for the fiscal year ended December 31, 1998.

                                      5

MONTANA TAX-FREE FUND, INC.

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 year   3 years   5 years   10 years
   _____________________________________
   $570      $810      $990     $1,930

You would pay the following expenses if you did not redeem your shares:

   1 year   3 years   5 years   10 years
   _____________________________________
   $170      $510      $890     $1,930

                                      6

ND TAX-FREE FUND, INC.

                                FUND SUMMARY

                           INVESTMENT OBJECTIVE

The fund seeks to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital.

           PRINCIPAL STRATEGIES:  HOW THE FUND PURSUES ITS OBJECTIVE

The fund purchases primarily municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 15 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average return. To assess a bond's value, the adviser considers the bond's yield, price, credit quality, and future prospects.

The fund may also invest in options and futures for hedging purposes.

         PRINCIPAL RISKS:  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in North Dakota bonds, the fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of North Dakota bonds in which the fund invests.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund investment, loss of money is a risk of invest-ing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                       IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:

  *  Earn regular monthly tax-free dividends;
  *  Preserve investment capital over time;
  *  Reduce taxes on investment income;
  * Set aside money systematically for retirement, estate planning, or college funding.

                                      7

ND TAX-FREE FUND, INC.

You should not invest in this fund if you seek to:

  *  Pursue an aggressive, high-growth investment strategy;
  *  Invest through an IRA or 401(k) plan;
  *  Avoid fluctuations in share price.

                         HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five, and ten years compare with those of a broad measure of market performance. Past performance is not an indication of future performance.


ANNUAL TOTAL RETURNS (AS OF 12/31 EACH YEAR)

                   1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
                   5.91%    7.96%    7.86%    6.62%    5.94%    -2.07%   8.68%    6.62%    4.17%    3.48%

For the periods shown, the highest and lowest quarterly returns were 5.37% and -3.67%, respectively for the quarters ending 12/31/90 and 3/31/89. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the one, five, and ten year average annual return table does.


                         Average Annual Total Returns
                  for the Periods Ending December 31, 1998

                     1 Year    5 Year    10 Year(1)
_______________________________________________________
Fund                 (0.46)%    4.13%     5.18%

LB Market
Benchmark(2)          6.48%     6.22%     8.22%

(1) The 10 year period is from January 1, 1989 to December 31, 1998.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

                                      8

ND TAX-FREE FUND, INC.

                      WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
                     _______________________________

SHAREHOLDER FEES (fees paid directly from your investment)
   Maximum Sales Charge (Load) Imposed on Purchases               NONE
   Maximum Deferred Sales Charge (Load)
   (as a percentage of lesser of purchase price
    or redemption proceeds)                                       4.00%(1)
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends    NONE
   Redemption Fees                                                NONE
   Exchange Fee                                                   NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                            0.60%
Distribution and Service (12b-1) Fees(2)                   0.85%
Other Expenses                                             0.24%
Total Annual Fund Operating                                _____
Expenses (3)                                               1.69%

                     _______________________________

 (1) Shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 4% during the first and second years, 3% during the third year, 2% during the fourth year, and 1% during the fifth year. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "How to Purchase Shares."
(2) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(3) The investment adviser and underwriter have voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses from exceeding 1.35% of the average daily net asset value of fund shares. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses was 1.30% for the fiscal year ended December 31, 1998.

                                      9

ND TAX-FREE FUND, INC.

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 year   3 years   5 years   10 years
   _____________________________________
   $570      $830     $1,020    $2,000

You would pay the following expenses if you did not redeem your shares:

   1 year   3 years   5 years   10 years
   _____________________________________
   $170      $530      $920     $2,000

                                      10

SOUTH DAKOTA TAX-FREE FUND, INC.

                                FUND SUMMARY

                           INVESTMENT OBJECTIVE

The fund seeks to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital.

           PRINCIPAL STRATEGIES:  HOW THE FUND PURSUES ITS OBJECTIVE

The fund purchases primarily municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 15 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average return. To assess a bond's value, the adviser considers the bond's yield, price, credit quality, and future prospects.

The fund may also invest in futures and options on futures for hedging purposes.

         PRINCIPAL RISKS:  WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in South Dakota bonds, the fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of South Dakota bonds in which the fund invests.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund investment, loss of money is a risk of invest-ing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                         IS THIS FUND RIGHT FOR YOU?

The fund may be a suitable investment for you if you seek to:

  *  Earn regular monthly tax-free dividends;
  *  Preserve investment capital over time;
  *  Reduce taxes on investment income;
  * Set aside money systematically for retirement, estate planning, or college funding.

                                      11

SOUTH DAKOTA TAX-FREE FUND, INC.

You should not invest in this fund if you seek to:

  *  Pursue an aggressive, high-growth investment strategy;
  *  Invest through an IRA or 401(k) plan;
  *  Avoid fluctuations in share price.

                          HOW THE FUND HAS PERFORMED

The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one year and the life of the fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS (AS OF 12/31 OF EACH YEAR)

                   1995     1996     1997     1998
                   11.47%   6.58%    5.10%    3.88%

For the periods shown, the highest and lowest quarterly returns were 5.17% and -1.40%, respectively for the quarters ending 3/31/95 and 12/30/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                         Average Annual Total Returns
                    for the Periods Ending December 31, 1998

                          1 Year         Inception(1)
________________________________________________________
Fund                      (0.08)%         6.09%

LB Market
Benchmark(2)               6.48%          7.85%

________________________________________________________
(1) The inception period is from April 5, 1994 to December 31, 1998.
(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

                                      12

SOUTH DAKOTA TAX-FREE FUND, INC.

                        WHAT ARE THE FUND'S EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
                     ______________________________

SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases               NONE
   Maximum Deferred Sales Charge (Load)
   (as a percentage of lesser of purchase price
    or redemption proceeds)                                       4.00%(1)
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends    NONE
   Redemption Fees                                                NONE
   Exchange Fee                                                   NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees                                            0.60%
Distribution and Service (12b-1) Fees(2)                   0.75%
Other Expenses                                             0.70%
Total Annual Fund Operating                                _____
Expenses(3)                                                2.05%

                     ______________________________

(1) Shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 4% during the first and second years, 3% during the third year, 2% during the fourth year, and 1% during the fifth year. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "How to Purchase Shares."
(2) Because the fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(3) The investment adviser and underwriter have voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses from exceeding 1.35% of the average daily net asset value of fund shares. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses was 1.30% for the fiscal year ended December 31, 1998.

                                      13

SOUTH DAKOTA TAX-FREE FUND, INC.

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   1 year   3 years   5 years   10 years
   _____________________________________
   $610      $940     $1,200    $2,380

You would pay the following expenses if you did not redeem your shares:

   1 year   3 years   5 years   10 years
   _____________________________________
   $210      $640     $1,100    $2,380


                               FUND MANAGEMENT

The overall management of the business and affairs of the funds is the respon-sibility of the funds' Board of Directors. ND Money Management, Inc.
("ND Management"), 1 North Main, Minot, North Dakota 58703, is the investment adviser to the funds. ND Management has been advising mutual funds since 1989 and is currently investment adviser to four funds with assets under management of approximately $168 million. ND Management was also the investment adviser to the ND Insured Income Fund, Inc. from 1991 to 1998. ND Manage-ment is responsible for the selection and ongoing monitoring of the securities in each fund's portfolio, and, at its own expense, provides all necessary administrative services, office space, equipment, and clerical services for managing the funds' investments and effecting their portfolio transactions.
ND Management also pays the salaries and fees of all officers and directors of the funds who are affiliated persons of ND Management.

ND Management determines the portfolio management strategy of the funds under the general supervision and direction of Robert E. Walstad, President, and Monte L. Avery, Chief Portfolio Strategist. Mr. Avery and W. Dan Korgel are the portfolio managers for the funds and are primarily responsible for the day-to-day management of each fund's portfolio, including credit analysis and the execution of portfolio transactions. Mr. Walstad started in the securities business with PaineWebber as a retail broker in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded ND Holdings Inc. ("ND Holdings"), which wholly-owns the funds' investment adviser and underwriter. Since that time, Mr. Walstad has been President of the adviser, underwriter, and of the funds. Mr. Walstad has directed the management of the funds since they commenced operations.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center. He transfer-red back to Dean Witter in 1993 until joining ND Holdings in 1995. Mr.
Korgel has

                                      14

been manager of the funds since they commenced operations and Mr.
Avery since 1995. Mr. Avery is also responsible for the daily pricing of the Integrity Mutual Funds as well as their portfolio tradings. He is also portfolio manager for the Integrity Fund of Funds, Inc. since January 1996. Mr. Korgel was employed in the trust banking business for 12 years prior to joining ND Holdings in 1988. Mr. Korgel was head of investments and operations for the trust department of Bremer Bank N.A. (Minot, ND) for two years. In addition to being a co-manager of the funds, Mr. Korgel is Corporate Treasurer of ND Holdings.

For providing management services, ND Management is paid an annual fund manage-ment fee by each fund of 0.60% of the fund's average daily net assets, payable monthly.

For the most recent fiscal year, the funds paid after expense reimbursements the following management fees to ND Management, as a percentage of average net assets:

   Montana Tax-Free Fund                                  0.53%
   ND Tax-Free Fund                                       0.56%
   South Dakota Tax-Free Fund                             0.10%

Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage fees and commissions, if any; distribution and service fees; insurance premiums; interest; organizational expenses; taxes; and extraordinary expenses. See the Statement of Additional Information for an additional discussion of fund expenses.

                       PRINCIPAL INVESTMENT STRATEGIES

                       SECURITIES THE FUNDS INVEST IN

Each fund's investment objective may not be changed without shareholder ap-proval. The funds' investment policies, unless otherwise noted, may be changed by the funds' Board of Directors without shareholder approval.

                           MUNICIPAL OBLIGATIONS

Under normal circumstances, each fund will invest at least 65% of its total assets in obligations of its respective state and its political subdivisions, agencies, and instrumentalities. The funds, however, typically have invested substantially all of their assets in municipal bonds that pay interest exempt from both federal and the relevant state's income taxes. In addition, each fund will invest, under normal market conditions, at least 80% of its net assets in municipal securities which pay interest that is not subject to the alternative minimum tax. The preceding policy may not be changed without a shareholder vote.

                             MUNICIPAL BONDS

The funds purchase primarily municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be of comparable quality by the fund's investment adviser. Each fund may also invest in municipal bonds of

                                      15

U.S. territories and possessions (such as Puerto Rico and Guam) and of the District of Columbia which are exempt from regular federal and state income taxes. The funds will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors, however, may vary this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders.

                             PORTFOLIO MATURITY

Each fund buys municipal bonds with different maturities in pursuit of its in-vestment objectives, but expects under normal market conditions an investment portfolio with an average dollar weighted maturity of 15 to 25 years.


                          HOW WE SELECT INVESTMENTS

ND Management selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality, and future prospects. ND Management reviews municipal securities available for purchase, monitors the continued creditworthiness of each fund's municipal investments, and analyzes economic, political, and demographic trends affecting the municipal markets. Based on our analysis of this research, we select those municipal obligations that we believe represent the most at-tractive values.

                             PORTFOLIO TURNOVER

A fund buys and sells portfolio securities in the normal course of its invest-ment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds anticipate that their annual portfolio turnover rate will generally not exceed 70%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and the realization of taxable capital gains.
The funds normally will not engage in the trading of securities to realize short-term profits. The funds, however, may adjust their portfolios in view of prevailing or anticipated market conditions and the fund's investment objective. The funds may also make short-term trades to take advantage of market opportunities.

                            RISK MANAGEMENT

                         INVESTMENT LIMITATIONS

The funds have adopted certain limitations that cannot be changed without shareholder approval and are designed to limit your investment risk. Under these restrictions, each fund may not invest 25% or more of its total assets in any industry. In applying this limitation, government issuers of municipal securities are not considered part of any "industry." However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. Each fund may also invest in industrial development bonds whose revenues derive from similar types of projects (such as, education, electric utilities, or health care). See the Statement of Additional Information for more information regarding the funds' investment restrictions.

                          HEDGING STRATEGIES

Each fund may also engage in various investment strategies designed to hedge against interest rate changes or other market conditions using financial in-struments whose prices, in the opinion of the fund's investment adviser, correlate with the values of securities the fund owns or expects to purchase. The securities used to implement these strategies include financial futures contracts (such as future contracts

                                      16

in U.S. Treasury securities and interest- related indices) and options on financial futures. The ND Tax-Free Fund may also use options on municipal securities and temporary investments, as well as index options. The ND Tax-Free Fund may write (sell) covered call options and secured put options on up to 25% of its net assets. In addition, the fund will not purchase put and call options if more than 5% of its net assets are in-vested in the premiums of such options. The ability of a fund to benefit from options and futures is largely dependent on ND Management's ability to use such strategies successfully. If ND Management's judgement about the general direc-tion of interest rates or markets is wrong, the overall performance of the fund will be poorer than if no such futures or options had been used. In addition, a fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price move-ments in the futures and options correlate with the price movements in the fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the fund will experience a gain or loss that will not be completely offset by move-ments in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securi-ties (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings, or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. A fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Use of options may also (i) result in losses to a fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause a fund to hold a security it might otherwise sell.

                       TEMPORARY INVESTMENT STRATEGIES

Each fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Each fund may therefore invest up to 100% of its assets in short-term high quality tax-able securities as well as short-term municipal bonds as a temporary defensive measure in response to adverse market conditions. These short-term securities include obligations of the U.S. government (its agencies and instrumentali-ties), debt securities rated within the three highest grades by independent rating agencies, commercial paper, certificates of deposit, municipal securi-ties, and any such securities subject to short-term repurchase agreements. During these periods, a fund may not be able to achieve its investment objec-tive. For more detailed information on eligible short-term investments, see the Statement of Additional Information.


                     NON-PRINCIPAL INVESTMENT STRATEGIES

                        DELAYED DELIVERY SECURITIES

As a non-principal investment strategy, each fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date. In addition, each fund is required to set aside cash or liquid high-grade debt securities to satisfy its commitments to buy when-issued or delayed-delivery securities. While these assets are set aside, the cash and securities are not available to make addi-tional investments or for trading.

                                      17

                           PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the funds involves risk, in-cluding the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

INTEREST RATE RISK: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

CREDIT RISK: the risk that an issuer of a bond is unable to meet its obliga-tion to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

STATE CONCENTRATION RISK: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment port-folio. See "Appendix-Additional State Information."

NON-DIVERSIFICATION RISK: each fund is a non-diversified investment company and as such, each fund may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of the fund's assets may be invested in the municipal securities of a limited number of issuers, the fund's portfolio securities may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversi-fied investment company.

In addition, because of the relatively small number of issuers of municipal securities in Montana, North Dakota, and South Dakota, the funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. The funds are therefore subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

INCOME RISK: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from the new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

INFLATION RISK: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

                             YEAR 2000 DISCLOSURE

ND Management and the funds' service providers each rely on computer systems to manage the funds' investments, process transactions, and provide account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. ND Management is working with the funds' service providers to adapt their systems to address this "Year 2000" issue. ND Manage-ment and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as wide-spread or as affecting trading markets.

                                      18

                          HOW TO PURCHASE SHARES

You can buy shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. Each fund, however, has adopted a plan under rule 12b-1 that allows the fund to pay distribution fees for the sale of its shares and for services provided to shareholders. Under this plan, you will pay an annual distribution and service fee of 0.75% of average daily assets (0.85% of average daily net assets with respect to the ND Tax-Free
Fund). The annual distribution fee compensates ND Capital, Inc. ("ND Capital"), the funds' underwriter, for paying dealers who sell fund shares an up-front sales commission of 3-3/4% on amounts invested (1% on sales of $1 million or more), excluding sales to investors exempt from the contingent deferred sales charge ("CDSC"). ND Capital may use a portion of this fee to pay an annual service fee of up to 0.25% of average daily net assets to dealers for providing ongoing service to you. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

If you sell your shares within five years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule.

Years Since Purchase    1    2    3    4    5    6 and up
CDSC                    4%   4%   3%   2%   1%      0%

You do not pay a CDSC on any shares you purchase by reinvesting dividends and capital gains. When you redeem shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned in the order purchased. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to ND Capital.

Purchases of $1 million or more are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase. Purchases of $1 million or more made within 13 months of the initial purchase may qualify for the reduced
CDSC. To be eligible, you must notify the fund in writing at the time of our initial purchase of your intent to purchase $1 million or more within 13 months and subsequently complete this investment. Any shares purchased and sold during this 13 month period will be deducted in computing your total purchase. The 1% CDSC applies for one year after your purchases total $1 million.

                              CDSC WAIVERS

The funds may sell shares without a CDSC to:

 * directors, officers, employees (including retirees) of the funds, ND Holdings, ND Management, and ND Capital for themselves or certain members of their family;

 * trusts, pension, profit-sharing, or other plans for the benefit of direc-tors, officers, employees (including retirees) of the funds, ND Holdings, ND Management, and ND Capital and certain members of their families;

 * authorized broker-dealers and financial institutions and certain employees (including their spouses and children) of such dealers and institutions; and

 * any broker-dealer, financial institution, or other qualified firm which does not receive commissions for selling shares to its clients.

Please refer to the Statement of Additional Information for detailed eligibility requirements. Additional information is available by calling
(800) 276-1262.

                                      19

                     MINIMUM INVESTMENTS AND SHARE PRICE

You may open an account with $1,000 ($100 for the Monthomatic Investment Plan) and make additional investments at any time with as little as $50. The funds may change these minimum initial investments at any time. You may purchase shares from investment dealers who have sales agreements with ND Capital or directly from ND Capital. If you do not have a dealer, call (800) 276-1262 and ND Capital can refer you to one.

The price you pay for shares will depend on how and when the fund receives your order. You will receive the share price next determined after the fund has received your order. If you place your order by contacting the fund directly, your order must be received by the fund prior to close of trading of the New York Stock Exchange (normally 3:00 p.m. Minot, North Dakota time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of trading of the New York Stock Exchange and the fund receives such order prior to the close of business of the fund (normally
5:00 p.m. Minot, North Dakota time) you will receive that day's price.
Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

           SYSTEMATIC INVESTING - THE MONTHOMATIC INVESTMENT PLAN

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or call ND Resources at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to draw either checks or debits on your bank account. Such account must have check or draft writing privileges. You can stop the withdrawals at any time by sending a written notice to ND Resources, Inc. ("ND Resources"), the funds' transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within 7 days after the transfer agent has received the request. The funds may terminate or modify this privilege at any time and may immediately terminate a shareholder's monthomatic plan if any item is unpaid by the shareholder's financial institution. There is no charge for this plan.

                              SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                             EXCHANGING SHARES

You may exchange fund shares into an identically registered account at any time for shares of any mutual fund advised and underwritten by ND Capital or Ranson Capital Corporation or ND Management at net asset value. If the shares of the original fund are subject to a CDSC, the CDSC and the holding period of your original investment will be carried forward into the fund in which you are exchanging and applied in the event you redeem any or all of your shares in this fund. If you paid a front-end sales charge on the shares being exchanged, you will not pay a CDSC in the event you redeem any or all of your shares.
Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging and be available in your state. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

                                      20

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses, or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege on 60 days' written notice, limit the amount or number of exchanges, or reject any exchange. For additional information on how to exercise the exchange privilege, call ND Resources at (800) 601-5593.

                           REINSTATEMENT PRIVILEGE

If you redeem fund shares, you may reinstate all or part of your redemption proceeds without incurring any additional charges. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds. Your holding period will also be reinstated. An investor exercising this privilege a year or more after redemption must com-plete a new account application and provide proof that the investor was a shareholder of the fund. The funds may modify or terminate this privilege at any time.

                             HOW TO SELL SHARES

You may sell (redeem) your shares on any day the New York Stock Exchange is open. The New York Stock Exchange is closed on weekends, national holidays, and Good Friday. You will receive the share price next determined after the fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable.

You can sell your shares at any time by sending a written request to the appropriate fund, c/o ND Resources, P.O. Box 759, Minot, ND 58703. To properly complete your redemption request, your request must include the following information:

 * The fund's name;

 * Your name and account number;

 * The dollar or share amount you wish to redeem;

 * The signature of each owner exactly as it appears on the account;

 * The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 * The address where you want your redemption proceeds sent (if other than the address of record);

 * Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

 * Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase.
Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public cannot provide a signature guarantee.

                                      21

You should note that the fund reserves the right to liquidate your account upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the fund shares. The funds also reserve the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities).

A fund may also suspend the right of redemption under the following unusual circumstances:

 * when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

 * when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

 * during any period when the SEC has by order permitted a suspension of re-demption for the protection of shareholders.

                           SYSTEMATIC WITHDRAWAL

If the value of your fund account is at least $5,000, you may request to have $50 or more withdrawn automatically from your account, subject to any applicable CDSC. You may elect to receive payments monthly, quarterly, semi-annually, or annually. If payments exceed reinvested dividends and distribu-tions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the fund's systematic withdrawal plan. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in this plan.

                         DISTRIBUTIONS AND TAXES

The funds declare dividends daily on shares for which they have received payment. The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year after the end of the fund's fiscal year. The funds have also adopted a policy whereby they will distribute to shareholders more than the fund's net investment income and net realized capital gains. These excess distributions represent a return of capital to shareholders. These policies are non-fundamental and may be modified by the funds at any time.

The following table sets forth the percentage of each fund's distributions that constituted a return of capital for the fiscal year ended December 31, 1998:

   Montana Tax-Free Fund                                   11%
   ND Tax-Free Fund                                        10%
   South Dakota Tax-Free Fund                              10%

                          REINVESTMENT OPTIONS

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends and capital gains paid to you in the following ways:

 * income dividends in cash and capital gain dividends reinvested in additional fund shares;

 * income and capital gain dividends in cash; or

 * income and capital gain dividends reinvested in shares of Integrity Fund of Funds, Inc. ("Integrity") at net asset value, provided you open an account with Integrity with a minimum balance of $100.

The funds will send a check to investors selecting to receive dividends in cash. You may have your distribution check paid to a third party or sent to an address other than your address of record (although a signature guarantee will be required). For further information, contact ND Resources at
(800) 601-5593.

                                      22

                        TAXES AND TAX REPORTING

Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to any state and local taxes. A portion of these dividends may also be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. To the extent the funds engage in hedging transactions in futures contracts and options thereon, the funds may earn capital gains or losses. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder. For infor-mation regarding the state tax consequences of a fund investment, see Appendix-Additional State Information.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

              BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                    DISTRIBUTION AND SERVICE PLAN

ND Capital serves as the distributor of the funds' shares. In this capacity, ND Capital manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse ND Capital for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan (the "Plan") under Rule 12b-1 under the Investment Company Act of 1940. See "How to Purchase Shares" for a description of the distribution and service fees paid under this plan.

                                      23

ND Capital receives the 12b-1 fee for fund shares primarily for providing compensation to authorized dealers including ND Capital in connection with the distribution of shares and related financing costs. ND Capital may also use the fee to compensate authorized dealers for providing account services to shareholders. These services may include answering shareholder inquiries, assisting in redeeming shares, interpreting confirmations, statements and other documents, and providing other personal services to shareholders. These fees also compensate ND Capital for other expenses, including printing and dis-tributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature, and reports to shareholders used in connection with the sale of shares and other overhead expenses (such as rent and salaries). Payments made to ND Capital under the Plan are not dependent upon expenses incurred, and therefore payments made under the Plan may exceed ND Capital's expenses in any given year.

                             NET ASSET VALUE

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 3:00 p.m. Minot, North Dakota time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the total value of the fund's assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Directors or its delegate.

In determining net asset value, expenses are accrued and applied daily. The prices of municipal bonds are provided by ND Management which establishes market value based on prices and yields of comparable municipal bonds.
Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as established by the Board of Directors or its delegate. If an event were to occur, after the value of an instrument was established but before net asset value per share was determined, which would likely materially change the net asset value, then the instrument would be valued using fair value considerations by the Board of Directors or its delegate.

                           FUND SERVICE PROVIDERS

The custodian of the assets of the ND Tax-Free Fund and the South Dakota Tax-Free Fund is Bremer Bank, N.A., 20 First Street SW, Minot, North Dakota 58701. The custodian of the assets of the Montana Tax-Free Fund is First Western Bank & Trust, 900 South Broadway, Minot, North Dakota 58701. ND Resources, a wholly-owned subsidiary of ND Holdings, is the funds' transfer agent. As transfer agent, ND Resources performs bookkeeping, data processing, accounting and other administrative services for the operation of the funds, and the maintenance of shareholder accounts.

                           SHAREHOLDER INQUIRIES

All inquiries regarding the funds should be directed to ND Capital at 1 North Main, Minot, ND 58703 or call (800) 276-1262.

All inquiries regarding account information should be directed to ND Resources at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

                                      24

                            FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the funds' recent past performance. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming rein-vestment of all dividends and distributions). This information has been audited by Brady, Martz & Associates, P.C., whose report, along with the funds' financial statements are included in the funds' Statement of Additional Infor-mation. Further information about a fund's performance is contained in the fund's latest annual shareholder report. You may obtain a free copy of the fund's latest annual shareholder report and Statement of Additional Information upon request from the fund.

MONTANA TAX-FREE FUND


                                                            For The     For The      For The     For The       For The
                                                             Year        Year         Year        Year           Year
                                                             Ended       Ended        Ended       Ended          Ended
                                                          December 31, December 31, December 31, December 31, December 31,
                                                             1998         1997        1996         1995          1994
                                                            --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.16     $ 10.07      $ 10.04     $  9.39    $ 10.07
                                                              --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                                   $   .42     $   .46      $   .48     $   .51    $   .50
     Net realized and unrealized gain (loss) on
        investment and futures transactions                     (.06)        .13          .06         .67       (.66)
                                                              --------------------------------------------------------
         Total Income (Loss) From Investment Operations      $   .36     $   .59      $   .54     $  1.18    $  (.16)
                                                              --------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income                    $  (.42)    $  (.46)     $  (.48)    $  (.51)   $  (.50)
     Return of capital distributions                            (.05)       (.04)        (.03)       (.02)      (.02)
     Distributions from net realized gains                       .00         .00          .00         .00        .00
                                                              --------------------------------------------------------
         Total Distributions                                 $  (.47)    $  (.50)     $  (.51)    $  (.53)   $  (.52)
                                                              --------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $ 10.05     $ 10.16      $ 10.07     $ 10.04    $  9.39
                                                              ========================================================
TOTAL RETURN                                                  3.66%(A)    5.96%(A)     5.52%(A)    12.85%(A)  (1.70)%(A)



RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)              $58,879     $47,749      $34,803     $24,055    $11,956
     Ratio of net expenses (after expense assumption)
        to average net assets                                1.30%       1.17%(B)     0.96%(B)    0.66%(B)    0.46%(B)
     Ratio of net investment income to average net
        assets                                               4.18%       4.51%        4.76%       5.11%       5.06%
     Portfolio turnover rate                                 3.65%       7.91%        7.12%       7.39%      12.46%

(A)  Excludes contingent deferred sales charge of 4%.

(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $60,969, $98,321, $99,757, and $87,483. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.32%, 1.29%, 1.22%, and 1.46%, respectively.

                                      25

ND TAX-FREE FUND


                                                For the         For the        For the          For the          For the
                                               Year Ended      Year Ended     Year Ended       Year Ended       Year Ended
                                              December 31,    December 31,   December 31,      December 31,    December 31,
                                                  1998            1997            1996            1995             1994
                                              ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  9.09         $  9.19         $  9.09         $  8.83         $  9.52
                                              ----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                      $   .41         $   .43         $   .46         $   .47         $   .48
     Net realized and unrealized
     gain (loss) on investment
     and futures transactions                      (.10)           (.05)            .13             .28            (.67)
                                              ----------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations                  $   .31         $   .38         $   .59         $   .75         $  (.19)
                                                ------------------------------------------------------------- ------------
LESS DISTRIBUTIONS:
     Dividends from net investment income       $  (.41)        $  (.43)        $  (.46)        $  (.47)        $  (.48)
     Return of capital distributions               (.05)           (.05)           (.03)           (.02)           (.02)
     Distributions from net realized gains          .00             .00             .00             .00             .00
                                                --------------------------------------------------------------------------
         Total Distributions                    $  (.46)        $  (.48)        $  (.49)        $  (.49)        $  (.50)
                                                --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  8.94         $  9.09         $  9.19         $  9.09         $  8.83
                                                --------------------------------------------------------------------------
TOTAL RETURN                                       3.48%(A)        4.17%(A)        6.62% (A)       8.68%(A)      (2.07)%(A)



RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
     (in thousands)                              $80,987         $88,435         $91,631         $94,532         $91,865
     Ratio of net expenses
     (after expense assumption) to
     average net assets                            1.30%           1.30%(B)        1.13%(B)        1.05%(B)        1.06%(B)
     Ratio of net investment income
     to average net assets                         4.59%           4.70%           5.00%           5.20%           5.19%
     Portfolio turnover rate                       7.32%          13.18%          12.92%           8.02%           5.55%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $50,649, $40,861, $3,799, and $31,115, respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 1.36%, 1.18%, 1.05%, and 1.10%, respectively.

                                      26

SOUTH DAKOTA TAX-FREE FUND

                                                                                          For The
                                For The           For The     For The       For The     Period Since
                               Year Ended       Year Ended   Year Ended    Year Ended  Inception(April
                               December 31,     December 31, December 31, December 31,  5, 1994) Through
                                 1998             1997         1996          1995      December 31, 1994
                             ---------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $   10.49       $   10.50    $   10.39    $   9.86    $   10.00
                              ---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income         $    .46        $     .53    $     .52    $    .55    $     .39
    Net realized and
    unrealized gain (loss)
    on investment and
    futures transactions              (.06)             .03          .14         .55         (.11)
                                  -----------------------------------------------------------------
Total Income(Loss) From
Investment Operations             $    .40        $     .56    $     .66     $  1.10    $     .28
                                  -----------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net
     investment income            $   (.46)       $    (.53)   $   (.52)     $  (.55)   $    (.39)
     Return of capital
     distributions                    (.05)            (.04)       (.03)        (.02)        (.02)
     Distributions from net
     realized gain                     .00              .00         .00          .00         (.01)
                                  -----------------------------------------------------------------
         Total Distributions      $   (.51)       $    (.57)   $   (.55)     $  (.57)   $    (.42)
                                  -----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $  10.38        $   10.49    $  10.50      $  10.39   $    9.86
                                  =================================================================

TOTAL RETURN                          3.88%(A)         5.10%(A)    6.58%(A)     11.47%(A)    3.72%(A)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
    (in thousands)                $7,748          $  7,330     $  6,397      $  5,163   $  2,890
    Ratio of net expenses
   (after expense assumption)
    to average net assets         1.30%             1.17%(C)     0.93%(C)      0.61%(C)    0.46%(B)
    Ratio of net investment
    income to average net assets  4.36%             4.70%        5.01%         5.35%       5.62%(B)
    Portfolio turnover rate      15.75%             3.35%        2.47%         0.66%      31.32%

(A) Excludes contingent deferred sales charge of 4%.
(B) Ratio was annualized.
(C) During the periods indicated above, ND Holdings, Inc. assumed expenses of $68,538, $54,598, $37,053, and $24,509, respectively. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 2.16%, 1.88%, 1.51% and 2.15%, respectively.

                                      27

                  APPENDIX - ADDITIONAL STATE INFORMATION

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discus-sion of special state considerations was obtained from official offering state-ments of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment.

MONTANA

Montana's economy is primarily based on agriculture, mining and the processing of minerals, and agricultural forest products. Montana's economy, however, continues to parallel the national trend of moving to more service producing industries. In 1997, the largest industries in the state were services, state and local government, and retail trade. The state's population, employment and income continue to grow. Montana's population had a 10% growth rate between 1990 and 1997 which exceeded the national average of 7.69% over the same period. Although agricultural employment continues to decline, other areas show gains in employment, particularly in the private services sector which represents various business, professional, and personal service sectors. Between 1996 and 1997, employment as measured by non-farm payroll increased by 1.5% At this same time, the statewide unemployment rate remained basically stable at 5.4%, higher than the national average of 4.9%. Per capita income in 1997 was $19,704 reflecting an increase of 4.6% from 1996. Moody's currently gives the State's general obligation debt an Aa3 rating and Standard & Poor's gives it an AA-.

TAX TREATMENT

The Montana Tax-Free Fund's regular monthly dividends to shareholders that are individuals, estates, and trusts will not be subject to the Montana income tax to the extent they are paid out of income earned on state and local municipal bonds. These dividends are subject to Montana tax for shareholders that are corporations. You will be subject to Montana income tax, however, to the extent the Montana Tax-Free Fund distributes any taxable income or realized capital gains, or if you sell or exchange Montana Tax-Free Fund shares and realize a capital gain on the transaction. Montana taxes capital gains (including capital gain distributions paid by the fund) at the same rates as ordinary income.

NORTH DAKOTA

North Dakota's economy is primarily dependent on agriculture and energy and mineral products. North Dakota's economy continues its decade-long path of growth but the rate of growth is beginning to slow. Taxable sales and purchases reported by the state's business community grew by a modest 2.86% in the second quarter in 1998 compared to the second quarter in 1997. This growth rate, however, may be somewhat skewed by the extensive post-flood rebuilding efforts that bolstered the 1997 figures. North Dakota's wholesale trade sector declined in the second quarter while the state's transportation, communication, and public utilities sectors experienced a 23.4% increase in this period. Retail trade, the largest sector, also grew by 4% during this period. Agriculture, North Dakota's mainstay industry, however, continues to struggle due to low prices for the state's major crops and depressed cattle prices. In addition, low oil prices are responsible for a slowdown in oil production in the state. These factors make the outlook for North Dakota's economy mixed. In 1997, North Dakota's unemployment rate was 2.5%, below the national average of 4.9%, and per capita income was $20,213 down from $20,308 in 1996.

                                      28

TAX TREATMENT

The ND Tax-Free Fund's regular monthly dividends will not be subject to North Dakota income taxes to the extent they are paid out of income earned on North Dakota state and local government municipal bonds. You will be subject to North Dakota income taxes, however, to the extent the ND Tax-Free Fund distri-butes any taxable income, or if you sell or exchange North Dakota Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the ND Tax-Free Fund is similar to that described above. However, the above dividends are not exempt from North Dakota tax for shareholders that are banks or other entities subject to North Dakota tax on financial institutions.

For individuals, trusts, and estates using the North Dakota short-form to compute your North Dakota income tax as a percentage of your federal income taxes, dividends characterized as long-term capital gains for federal tax purposes will be similarly treated for state tax purposes. If you, however, use the regular method of calculating North Dakota taxable income, these long-term capital gains will be taxed at the same rates as ordinary income.

SOUTH DAKOTA

South Dakota's economy is dominated by wholesale and retail trade and agriculture. South Dakota's economy has been one of the healthiest economies among the fifty states. A prime indication of the strength of South Dakota's economy during 1997 was the growth in South Dakota's labor force. During 1997, the South Dakota labor force grew to an all-time high, with the construction and finance, insurance and real estate sectors leading the way, with growth rates of 3.8% and 8.0%, respectively. At the same time, South Dakota enjoyed one of the lowest unemployment rates in the nation at 2.8%, far below the national unemployment rate of 4.9%. All major non-farm sectors in South Dakota, excluding retail trade, transportation, and public utilities realized growth in jobs. Finally, total personal income in South Dakota grew 7.9%, compared to the national growth rate of 5.8%. Per capita income was $21,183.

The State does not issue general obligation bonds, however, certain instrumen-talities of the State and non-profit corporations may issue debt.

TAX TREATMENT

Currently, South Dakota does not assess personal income or corporate income tax.

                                      29

                         MONTANA TAX-FREE FUND, INC.
                           ND TAX-FREE FUND, INC.
                       SOUTH DAKOTA TAX-FREE FUND,INC.


          1 North Main * Minot, North Dakota 58703 * (701) 852-5292
                   P.O. Box 759 * Minot, North Dakota 58702
               (800) 276-1262 * Marketing * Fax (701) 838-4902
            (800) 601-5593 * Transfer Agent * Fax (701) 852-2548

                            INVESTMENT ADVISER
                        ND Money Management, Inc.
                               1 North Main
                             Minot, ND 58703

                          PRINCIPAL UNDERWRITER
                            ND Capital, Inc.
                               1 North Main
                             Minot, ND 58703

                                CUSTODIANS
                        First Western Bank & Trust
                           900 South Broadway
                            Minot, ND 58701

                           Bremer Bank, N.A.
                          20 First Street SW
                            Minot, ND 58701


                            TRANSFER AGENT
                          ND Resources, Inc.
                   1 North Main, Minot, ND 58703
                   P.O. Box 759, Minot, ND 58702

                        INDEPENDENT ACCOUNTANT
                    Brady, Martz & Associates, P.C.
                        24 West Central Avenue
                             Minot, ND 58701

                              LEGAL COUNSEL
                           Chapman and Cutler
                         111 West Monroe Street
                           Chicago, IL 60603

                                      30

                           INTEGRITY MUTUAL FUNDS

_______________________________________________________________________________


Montana Tax-Free Fund, Inc.
ND Tax-Free Fund, Inc.
South Dakota Tax-Free Fund, Inc.


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the funds' policies and operation. Annual and semiannual reports contain management's discussion of market conditions, investment strategies, and performance results as of the fund's latest semiannual or annual fiscal year end. Call ND Capital at (800) 276-1262 to request a free copy of any of these materials.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at
(800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549.

Integrity Mutual Funds
1 North Main
Minot, North Dakota  58703
(800) 276-1262

File Nos.   811-5681 (ND Tax-Free Fund)
            811-7738 (Montana Tax-Free Fund)
            811-8124 (South Dakota Tax-Free Fund)

_______________________________________________________________________________

                                PART B
                  STATEMENT OF ADDITIONAL INFORMATION
                                 MAY 1, 1999


                     MONTANA TAX-FREE FUND, INC.
                       ND TAX-FREE FUND, INC.
                   SOUTH DAKOTA TAX-FREE FUND, INC.
                              1 North Main
                        Minot, North Dakota 58703
                            (701) 852-5292
                    (800) 601-5593 / Transfer Agent
                      (800) 276-1262 / Marketing



   This Statement of Additional Information is not a prospectus. It
Should be read in conjunction with the Prospectus of the Montana Tax-Free Fund, Inc., the ND Tax-Free Fund, Inc., and the South Dakota Tax-Free Fund, Inc. (the "Funds"), dated May 1, 1999. The Prospectus may be obtained without charge from the Funds by writing to the above address or calling (800) 276-1262.

                                Table of Contents
   Section                                                              Page
   Investments                                                           1
   Investment Policies and Techniques                                    3
   Investment Restrictions                                               10
   Additional Risk Considerations                                        12
   Management of the Funds                                               12
   Control Persons and Principal Holders of Securities                   14
   Investment Advisory and Other Services                                15
   Distribution Plans                                                    16
   Expenses                                                              19
   Portfolio Transactions                                                19
   Purchase and Redemption of Shares                                     20
   Monthomatic Investment Plan                                           21
   Exchange Privilege                                                    21
   Minimum Investment                                                    22
   Redemptions                                                           22
   Contingent Deferred Sales Charges                                     22
   Systematic Withdrawal Plan                                            25
   Net Asset Value                                                       25
   Underwriter                                                           25
   Dividends and Taxes                                                   26
   Calculation of Performance Data                                       30
   Tax-Free Versus Taxable Income                                        33
   Organization and Share Attributes                                     36
   Shareholder Meetings                                                  36
   Appendix-Ratings of Investments                                       37
   Financial Statements                                                 F-1

                               INVESTMENTS

MUNICIPAL SECURITIES

   The Montana Tax-Free Fund, Inc. (the "Montana Fund"), the ND Tax-Free Fund, Inc. (the "ND Fund"), and the South Dakota Tax-Free Fund, Inc. (the "South Dakota Fund") are each registered open-end, non-diversified, management invest-ment companies. Each Fund seeks to achieve its objective by investing in a portfolio of obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their politi-cal subdivisions, agencies, and instrumentalities, the interest from which is exempt from federal income taxes ("Municipal Securities"). Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construc-tion, equipment, repair, or improvement of privately-operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

   The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are Municipal Securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of Municipal Securities, both within a particular classification and between classifications, depending upon numerous factors.

   The yields on Municipal Securities are dependent upon a variety of factors, including general money market conditions, general conditions of the Municipal Securities market, size of particular offering, maturity of the obligation, and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") represent their opinions as to the quality of the Municipal Securities which they undertake to rate.
It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon, and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Each Fund will not purchase or hold more than 5% of its net assets in securities rated below investment grade.

   Each Fund may invest in "private activity" bonds. Each Fund may also purchase participation interests in Municipal Securities (such as industrial development bonds) from financial institutions, including banks, insurance companies, and broker-dealers. A participation interest gives the Fund an un-divided interest in the Municipal Securities in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Securities. These instruments may be variable or fixed rate.

   With respect to the ND Fund and the Montana Fund, not more than 5% of the net assets of the respective Fund will be invested in participation interests in Municipal Securities during the coming year. With respect to the South Dakota Fund, not more than 5% of the net assets of the Fund will be invested in municipal lease obligations with non-appropriation clauses.

   Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

   Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

   Each Fund will seek to achieve its objective by investing primarily in tax-exempt securities issued by the State after which the Fund is named and its political subdivisions, agencies, and instrumentalities which are within the four highest grades of either Moody's (Aaa, Aa, A, or Baa) or S&P's (AAA, AA, A, or BBB) or which are unrated but are of comparable quality, as determined by the fund's investment adviser, ND Money Management, Inc. (the "Investment Adviser" or "ND Money Management"). Municipal Securities within the four highest grades of Moody's and S&P's are generally considered to be "investment grade." Those rated Baa by Moody's or BBB by S&P's (and equivalent for unrated securities) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors, however, may vary this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. The characteristics of the rating categories are described in the Appendix under "Ratings of Investments." There is no assurance that a Fund will achieve its objective.

TEMPORARY INVESTMENTS

   For temporary defensive purposes, each Fund may invest in any of the follow-ing short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies, or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks with assets of $25,000,000 or more; and Municipal Securities or any of the foregoing temporary investments subject to short-term repurchase agreements. When a Fund invests in accordance with this policy, it may do so without percentage limits. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bank-ruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.
Dividends from interest income from temporary investments may be taxable to shareholders as ordinary income. See "Dividends and Taxes" below. For a description of the ratings of commercial paper and other debt securities permitted as temporary investments, see "Appendix-Ratings of Investments."

                     INVESTMENT POLICIES AND TECHNIQUES

GENERAL

   Each Fund may engage in futures transactions and options on such futures in accordance with its investment objective and policies for hedging purposes and not for speculation. The ND Fund may also engage in option transactions on securities in accordance with its objective and policies. Each Fund intends to engage in such transactions if it appears advantageous to the Investment Adviser to do so in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates, and to stabilize the value of its assets. The use of futures and options, possible benefits, and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts

   A Fund may enter into financial futures contracts. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a security index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

   At the time a Fund enters into a futures contract, it is required to deposit with its Custodian a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates.

   A Fund may engage in financial futures as an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. For example, if a Fund owned long-term Municipal Securities and interest rates were expected to rise, it could sell futures on a Municipal Securities Index. If interest rates did increase, the value of the Municipal Securities in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term Municipal Securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on a Municipal Securities Index. Thus, a Fund could take advantage of the anticipated rise in the value of long-term Municipal Securities without actually buying them. The futures contracts and short-term Municipal Securities could then be liquidated and the cash proceeds used to buy long-term Municipal Securities. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding options written by the Fund would exceed 50% of the total assets of the respective Fund.

   Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obliga-tion to make or take delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. All transactions in the futures market are made, offset, or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. Futures contracts entail risks. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been made. The costs incurred in connection with futures transactions would also reduce a Fund's yield.

   There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities that are being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities, and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as interest rates on Municipal Securities, there are frequently differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the Municipal Security being hedged than when using a financial futures contract on a Municipal Security or a Municipal Securities Index. If a liquid secondary market did not exist when a Fund wished to close out a financial futures contract, it would not be able to do so and would have to continue making daily cash payments of variation margin in the event of adverse price movements. In addition, futures markets have daily market price movement limits for many futures contracts which may further inhibit the Investment Adviser's ability to manage the Fund's portfolio. Futures contracts held by a Fund may be illiquid during periods when daily market price movement limits have reached. As a result, net assets of the Fund may be impacted negatively until normal futures trading resumes or until the Fund's future contracts are closed out. In addition to the foregoing, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through off-setting transactions rather than meet margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market. Thus, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correla-tion between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction. If this should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

   A Fund may engage in futures transactions only on commodities or securities exchanges or boards of trade. A Fund will not engage in transactions in financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase. Although the successful use of futures contracts and options techniques requires skills different from those needed to select portfolio securities, the Investment Adviser has experience in the use of these techniques.

Options on Financial Futures Contracts

Each Fund may purchase and write call and put options on financial futures contracts in an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying futures contract at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy the underly-ing futures contracts at the exercise price during the option period. A Fund would be required to deposit with its Custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Options on Securities

   In addition to the foregoing, the ND Fund may write (sell) covered call options as long as it owns securities which are acceptable for escrow purposes and may write secured put options, which means that as long as the Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in Municipal Securities or temporary in-vestments. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand, and interest rates. The ND Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related securities is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the ND Fund to protect capital gains in an appreciated security it owns without being required to actually sell that security. At times, the Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, the ND Fund is able to fix the cost of acquiring the securities, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the ND Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

   During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depre-ciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

   If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Options on Securities Indices

   The ND Fund also may purchase and write call and put options on securities indices which are traded on national stock exchanges in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase and not for speculation. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for a premium received, to make delivery of this amount. Unlike security options, all settlements are in cash, and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities.

   When the ND Fund writes an option on a securities index, it will be required to deposit with its Custodian eligible securities equal in value to 100% of the exercise price, in the case of a put, or the contract value, in the case of a call. In addition, where such Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

   Options on securities and index options involve risks similar to those risks relating to transactions in financial futures contracts described above.
Price movements in securities which the Fund owns or intends to purchase will not correlate perfectly with movements in the level of the index, and, there-fore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities. The use of index options on a taxable security may involve a greater risk of an imperfect correlation between price movements in the Municipal Securities being hedged and the movements in the level of the index. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obliga-tions in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Also, an option purchased by the ND Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Delayed Delivery Transactions

   Each Fund may purchase portfolio securities on a when-issued or delayed delivery basis. When issued or delayed delivery transactions involve a commitment by the respective Fund to purchase securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than to purchase the security. Because a Fund is required to segregate cash or liquid high-grade debt securities to satisfy its commitments to purchase when-issued or delayed-delivery securities, such cash and securities are not available to make additional investments or for trading while these assets are set aside.

   To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. Each Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Diversification and Concentration Policies

   Each Fund is a non-diversified investment company under the Investment Company Act of 1940. This means that more than 5% of a Fund's assets may be invested in the obligations of any issuer. The Funds, however, intend to comply with Subchapter M of the internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Fund's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of Fund's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

   In addition, because of the relatively small number of issuers of Municipal Securities in South Dakota, North Dakota, and Montana, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

   A Fund will not invest 25% or more of its total assets in any industry. Governmental issuers of Municipal Securities are not considered part of an "industry." However, Municipal Securities backed only by the assets and revenues of non-governmental users will for this purpose be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, no more than 25% of a Fund's assets will be invested in obligations deemed to be issued by non-governmental users in any one industry and in taxable obligations of issuers in the same industry. In addition, each Fund may invest more than 25% of its net assets in industrial development bonds whose revenue sources are from similar types of projects, for example, education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business, or political developments or changes that affect all securities of a similar type, such as proposed legislation affecting the financing of certain projects, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single issuer, industry, or securities financing similar types of projects could have a significant effect on the Fund's performance.

Portfolio Turnover

   A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipa-tion of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should the Investment Adviser deem it desirable to purchase or sell securities.

Regulatory Restrictions

   To the extent required to comply with Securities and Exchange Commission Release No. 10666, when purchasing a futures contract, writing a put option, or entering into a delayed delivery purchase, a Fund will maintain in a segregated account with its Custodian cash or liquid high-grade debt securities equal to the value of such contracts. The amount held by the

Custodian is less than the amount held by any futures commission agent as initial margin and will be marked to market daily.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 to avoid "commodity pool operator" status, each Fund will use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's port-folio. Each Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. With respect to the ND Fund, when futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. In addition, when other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2)cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

                          INVESTMENT RESTRICTIONS

   Each Fund has adopted certain investment restrictions which, together with the investment objective and certain policies described in the Funds' prospectus, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% or more of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. Each Fund may not:

   (1) Purchase securities or make investments other than in accordance with its investment objectives and policies.

   (2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or securities of the state after which the Fund was named (e.g., the State of North Dakota for the ND
Fund) or their respective political subdivisions, agencies, or instrumentali-
ties) if as a result of such purchase 25% or more of the Fund's total assets would be within any industry.

   (3) Make loans, except in accordance with its investment objectives and policies.

   (4) Borrow money except for temporary or emergency purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%; or mortgage, pledge, or hypothecate its assets in an amount exceeding 10% of its total assets to secure temporary or emergency borrowing.

A Fund will not purchase portfolio securities when outstanding borrow-ings exceed 5% of its total assets.

   (5) Make short sales of securities.

   (6) Purchase or retain the securities of any issuer if any of its officers or directors or of the Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

   (7) Invest more than 15% of its net assets in illiquid securities, including
(a) securities which at the time of such investment are not readily marketable,
(b) securities restricted as to disposition under the federal securities laws, and (c) repurchase agreements maturing in more than seven days.

   (8) Invest for the purpose of exercising control or management of another issuer.

   (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts.

   (10) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the Municipal Securities of issuers which invest in or sponsor such programs.

   (11) Invest more than 10% of its total assets in securities of other invest-ment companies, except in connection with a merger, consolidation, reorganiza-tion, or acquisition of assets.

   (12) Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

   (13) Issue senior securities as defined in the Investment Company Act of 1940, except money borrowed as permitted by (4) above.

   (14) Invest in real estate (or real estate mortgage loans in the case of the Montana Fund and the South Dakota Fund), although a Fund may invest in Municipal Securities which are secured by real estate and securities of issuers which invest or deal in real estate.

   In addition to the foregoing, the ND Fund, as a fundamental policy, may not write, purchase, or sell puts, calls, or combinations thereof, except in accordance with its investment objective and policies.

   Interest paid on funds borrowed as permitted by (4) above will decrease the net earnings of the respective Fund.

   During the coming year, each Fund does not intend to invest more than 5% of its net assets in securities of other investment companies.

   Each Fund may invest more than 25% of its net assets in industrial develop-ment bonds.

   Any policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the respective Fund. Changes due to market action will not cause a violation of a policy or restriction.

                        ADDITIONAL RISK CONSIDERATIONS

   An investment in the Funds are subject to a number of risks, some of which have been described in the Funds' Prospectus under "Fund Summary" for each Fund and the "Principal Risk Factors" Section. See also "Investments" and "Investment Policies and Techniques" above for some of the risks associated with the Funds' investment policies. In addition to the foregoing, you should note that each Fund is a separately registered investment company the shares of which are being offered through the same prospectus. Accordingly, one Fund could be liable for any misstatement, inaccuracy, or incomplete disclosure in the prospectus concerning another Fund.

                          MANAGEMENT OF THE FUNDS

   The management of each Fund, including general supervision of the duties performed for a Fund under its Investment Advisory Agreement, is the responsi-bility of its Board of Directors. The number of directors of each Fund is five, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and three of whom are "dis-interested persons." The names and business addresses of the directors and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth below, with the directors who are "interested persons" of the Funds indicated by an asterisk.

                                     B-12

                              POSITIONS HELD
NAME AND ADDRESS       AGE    WITH EACH FUND       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS(1)

Lynn W. Aas(2)         77        Director          Retired; Attorney; Director, ND Holdings, Inc.;
904 NW 27th                                        Director, Integrity Fund of Funds, Inc.; Trustee,
Minot, North Dakota 58701                          Ranson Managed Portfolios; Director, First Western
                                                   Bank & Trust

Orlin W. Backes(3)     63         Director         Attorney; Director, Integrity Fund
15 2nd Ave. SW, Suite 305                          of Funds, Inc.; Trustee, Ranson Managed
Minot, North Dakota 58701                          Portfolios; Director, First Western Bank & Trust

R. James Maxson(4)     51        Director           Attorney; Director, Integrity Fund of Funds, Inc.;
6 - 9th Street SE                                   Trustee, Ranson Managed Portfolios
Minot, ND 58701

*Peter A. Quist(5)     65        Director          Director and Vice President, ND Holdings, Inc.;
1 North Main                       Vice-           Director, Vice President, and Secretary, ND Money
Minot, North Dakota  58703       President         Management, Inc., ND Capital, Inc., ND Resources, Inc.,
                                 Secretary         Integrity Fund of Funds, Inc., and Ranson Capital Corporation;
                                                   Vice President and Secretary, Ranson Managed Portfolios;

*Robert E. Walstad(6)  54        Director          Director and President, ND Holdings, Inc.; Director, President,
1 North Main                     President         and Treasurer, ND Money Management, Inc., ND Capital, Inc., ND
Minot, North Dakota  58703       Treasurer         Resources, Inc., and Integrity Fund of Funds, Inc.; Trustee,
                                                   Chairman, President, and Treasurer, Ranson Managed Portfolios;
                                                   Director, President, CEO, and Treasurer, Ranson Capital Corporation

1 Except as otherwise indicated, each individual has held the office(s) shown for the past five years. Mssrs. Aas, Backes, and Walstad were elected to the Board of Trustees of Ranson Managed Portfolios at a joint special meeting of the shareholders of The Kansas Municipal Fund Series, The Kansas Insured Municipal Fund - Limited Maturity (subsequently renamed "The Kansas Insured Intermediate Fund") Series, and The Nebraska Municipal Fund Series of Ranson Managed Portfolios held on December 11, 1995, but did not assume office until January 5, 1996. Mssrs. Quist and Walstad were elected as directors and officers of The Ranson Company, Inc. and Ranson Capital Corporation on January 5, 1996.

2 Mr. Aas resigned as a director of ND Holdings, Inc., on August 17, 1994. He was elected to the board of directors of Integrity Fund of Funds, Inc., on August 19, 1994, and to the boards of each Fund on December 2, 1994.

3 Mr. Backes was elected to the board of directors of each Fund and of the Integrity Fund of Funds, Inc., in 1995.

4 Mr. R. James Maxson was elected to the board of directors of each Fund, Integrity Fund of Funds, Inc., and the board of trustees for the five series of the Ranson Managed Portfolios on December 4, 1998, effective January 1, 1999.

5 Mr. Quist has served on the board of directors of the Montana Fund, the Integrity Fund of Funds, Inc., and the ND Fund since their inceptions. He was elected to the board of South Dakota Fund on April 7, 1995, and has served as the vice president and secretary of each of the aforementioned funds since their inceptions.

6 Mr. Walstad has served as a director and as the president and treasurer of each Fund and the Integrity Fund of Funds, Inc., since their inceptions.

   Directors who are not an "interested person" as that term is defined in the 1940 Act of the Funds are paid an annual fee of $10,000 for serving on the boards of the Funds in the complex. In addition to the three Funds, the di-rectors are also directors of six open-end investment companies advised by ND Money Management or Ranson Capitals Corporation, an affiliate of the Investment Adviser. Each of these funds (which includes the five series of Ranson Managed Portfolios), pays a pro rata share of the fee based upon its respective assets. Messrs. Quist and Walstad, who are the only "interested persons" of such funds, receive no compensation from the funds.

                                     B-13

   The following table sets forth compensation paid by each Fund to each of the directors of the Funds and total compensation paid to each director for the fiscal year ended December 31, 1998. The Funds have no retirement or pension plans.

                          COMPENSATION TABLE

                                                                                  TOTAL**
                                                             AGGREGATE*       COMPENSATION FROM
                  AGGREGATE*            AGGREGATE*         COMPENSATION FROM     FUNDS AND FUND
NAME OF PERSON, COMPENSATION FROM     COMPENSATION FROM   THE SOUTH DAKOTA    COMPLEX PAID TO
POSITION(S)      THE MONTANA FUND       THE ND FUND            FUND              DIRECTORS

Lynn W. Aas
Director             $1,330.12         $1,795.20           $613.90           $10,000.00

Orlin W. Backes
Director             $1,330.11         $1,795.20           $613.91           $10,000.00

Arthur A. Link(1)
Director             $1,330.12         $1,795.20           $613.91           $10,000.00

R. James Maxson(2)
Director                 -0-               -0-               -0-                  -0-

Peter A. Quist
Director,
Vice President, and
Secretary                -0-               -0-               -0-                  -0-

Robert E. Walstad
Director, President,
and Treasurer            -0-                -0-               -0-                  -0-
                     ___________       __________          __________        ___________
TOTALS               $3,990.35          $5,385.60           $1,841.74         $30,000.00

____________________
(1) Mr. Link  has retired effective December 4, 1998.
(2) Mr. Maxson was appointed to the board of each Fund on December 4, 1998, effective January 1, 1999.
* Based on compensation paid to the directors for the one-year period ended December 31, 1998 for services to the respective Fund.
** Based on the compensation paid to the trustees for the one-year period ended December 31, 1998 for services to the Funds and six other open-end funds advised by ND Money Management or Ranson Capital Corporation.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   As of April 23, 1999, no person owned of record or was known by a Fund to own of record or beneficially 5 percent or more of the Fund's out-standing shares. In addition, as of April 23, 1999, the officers and directors of each Fund, in the aggregate, own less than 1% of the shares of each Fund.

                                     B-14

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

   ND Money Management has been retained by each Fund under an Investment Advisory Agreement to act as each Fund's investment adviser, subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of ND Holdings, Inc., a venture capital corporation organized under the laws of the State of North Dakota on September 22, 1987. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for the Integrity Fund of Funds, Inc. The address of the Investment Adviser is 1 North Main, Minot, North Dakota 58703.

   The Investment Adviser furnishes each Fund with investment advice and, in general, supervises the management and investment program of each Fund. The Investment Adviser furnishes, at its own expenses, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of a Fund and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Funds who are affiliated persons of the Investment Adviser. All other charges and expenses, as more fully described under "Expenses," are paid by the respective Fund.

   For the management services and facilities furnished by ND Money Management, each of the Funds has agreed to pay the Investment Adviser an annual management fee, payable monthly, of 0.60% of the respective Fund's average daily net assets. In addition, the Investment Adviser voluntarily agreed to waive all or a portion of its management fee or reimburse certain expenses of a Fund for the year ended April 30, 2000 in order to prevent total operating expenses excluding extraordinary expenses from exceeding 1.35% of the average daily net asset value of the shares of the relevant Fund. The table below sets forth the advisory fees paid by the Funds, net of expenses reimbursements and the fees waived and expenses reimbursed by the Investment Adviser for the periods indicated.

                    MANAGEMENT FEES NET OF
                     EXPENSE REIMBURSEMENT                   FEE WAIVERS AND
                    TO ND MONEY MANAGEMENT               EXPENSE REIMBURSEMENTS
                      FOR THE YEAR ENDED                   FOR THE YEAR ENDED
               ______________________________    ______________________________
              12/31/96   12/31/97   12/31/98   12/31/96   12/31/97   12/31/98
              --------   --------   --------   --------   --------   --------
Montana Fund  $170,943   $246,178   $285,851   $6,570       -0-      $40,905
ND Fund       $560,900   $544,971   $469,016     -0-        -0-      $36,818
South Dakota
Fund          $ 33,385   $ 44,337   $  7,592   $1,384       -0-      $37,094

   The Investment Advisory Agreement with each Fund provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the

                                     B-15

Investment Adviser in the performance of its duties or by reason of its reck-less disregard of its obligations and duties under the respective Investment Advisory Agreement.

   The Investment Advisory Agreement with each Fund continues in effect from year to year as long as its continuation is approved at least annually by a majority of the directors who are not parties to the Investment Advisory Agree-ment or interested persons of any such party except in their capacity as directors of the Fund and by the shareholders or the Board of Directors. Each Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the relevant Fund or by a majority vote of the outstanding shares and will terminate automatically upon assignment.

   Robert E. Walstad and Peter A. Quist, directors and officers of each Fund, are also directors and officers of the Investment Adviser as indicated under "Management of the Funds."

CUSTODIAN AND TRANSFER AGENT

   Bremer Bank, N.A., 20 First Street SW, Minot, North Dakota 58701 performs custodial services for the securities and cash of the ND Fund and South Dakota Fund. First Western Bank & Trust, 900 South Broadway, Minot, North Dakota 58701, performs custodial services for the securities and cash of the Montana Fund. ND Resources ("ND Resources"), a wholly-owned subsidiary of ND Holdings, 1 North Main, Minot, North Dakota 58703, is the Funds' Transfer Agent. As Transfer Agent, ND Resources performs many of the Funds' clerical and admini-strative functions. For its services, each Fund pays ND Resources a monthly fee ranging from 0.16 of 1% of the net asset value of all the respective Fund's outstanding shares up to $10 million down to 0.09 of 1% for net assets in excess of $50 million. ND Resources also provides internal accounting and related services for each Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the respective Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for the net assets in excess of $500 million.

ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

   The Funds' independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax return, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the respective Fund. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

                            DISTRIBUTION PLANS

   Although shares of each Fund are sold without an initial sales charge, ND Capital, Inc. (the "Underwriter" or "ND Capital"), the Fund's principal under-writer, currently pays dealers who sell the Funds' shares a commission equal to 3-3/4% (1% on sales of $1 million or more) of the value of each sale. Such payments are made out of the Underwriter's own funds. In recognition of the services provided to shareholders, the Underwriter may also make payments to

                                     B-16

investment dealers at the annual rate of 0.25% of the average net assets of the respective Fund which are attributable to shareholders of such Fund for whom dealers are designated as the dealer of record. For this purpose, "average net assets" attributable to a shareholder account means the product of (i) the average daily share balance of the account times (ii) the Fund's average daily net asset value per share. Such payments may be suspended or modified by the Underwriter at any time and are subject to continuation of the Distribution Plan of the respective Fund (each a "Plan") described below.

   To compensate the Underwriter for its services and expenses in distributing shares, including the foregoing payments, each Fund has adopted a Plan pursuant to Rule l2b-1 under the Investment Company Act of 1940. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution Agreement with the Underwriter.

   Each Fund's Plan and its related Distribution Agreement provide that the respective Fund will pay the Underwriter an annual fee for certain expenses incurred in connection with the offer and sale of such Fund's shares. The fee is calculated daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the ND Fund (0.75% of the average daily net assets of the Montana Fund and South Dakota Fund). The fee under each Fund's Plan may be used by the Underwriter to cover any expenses primarily intended to result in the sale of the respective Fund's shares, including, but not limited to, sales commissions and other fees paid to dealers who sell Fund shares; payments made to, and expenses of, persons who provide support services in connection with the distribution of such Fund's shares; costs relating to the formulation and implementation of marketing and promotional activities; costs of printing and distributing prospectuses, statements of additional information, and reports of the relevant Fund to prospective shareholders; costs involved in preparing, printing, and distributing advertising and sales literature; and other sales expenses.

   In addition to reimbursing the Underwriter for commissions previously paid to dealers and related financing costs (together with amounts received from contingent deferred sales charges), the Plan also provides the Underwriter with reasonable compensation for its services and other expenses. Other expenses incurred by the Underwriter may include allocable overhead expenses, such as salaries, rent, printing, and communications.

   During periods of substantial sales of shares, the commissions paid by the Underwriter to dealers may, together with other distributions expenses, exceed the amount of Plan payments it receives. This is likely to be the case in the early years of the Fund's operations. In other periods, the payments under the Plan may exceed the amount of commissions and other distributions expenses paid by the Underwriter, which has the effect of reimbursing the Underwriter for distribution expenses incurred in prior periods. Payments made to the Under-writer under the Plan are not dependent upon expenses incurred, and in any given year the Underwriter may have fewer expenses than the amount of the payments, thus creating a "profit."

                                     B-17

   Each Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in the related Distribution Agreement or in any other agreement related to the Plan (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on such continuance. Each Fund's Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Directors of the Fund or by vote of a majority of the outstanding shares of the Fund. If the Fund's Plan is terminated and not continued, the Underwriter is not legally entitled to any payment for amounts expended but not yet recovered. However, the Board of Directors of the respective Fund reserves the right to make payments to the Underwriter notwithstanding a termination or non-continuance. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund.
Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Directors of such Fund, including a majority of the Qualified Directors, cast in person at a meeting called for that purpose.
Each Fund's Plan further provides that as long as the respective Fund's Plan remains in effect, the selection and nomination of the Qualified Directors will be committed to the discretion of the Qualified Directors then in office. It is expected that payments made under a Plan will serve to encourage the Under-writer and investment dealers to sell Fund shares and to provide ongoing services to Fund shareholders.

   The Underwriter has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Distribution Plan during the early stages of a Fund's existence. The table below provides the fees paid by Funds, under the Distribution Plan, net of waivers, for the periods indicated:

                                 12B-1 FEES PAID FOR
                                    THE FISCAL YEARS ENDED
                          12/31/96    12/31/97     12/31/98
                          ________    ________     ________
Montana Fund              $88,756     $157,458     $272,297
ND Fund                   $303,489    $452,996     $421,529
South Dakota Fund         $ 17,384    $ 26,399     $ 37,238

   The 12b-1 fees paid by the ND Fund during the fiscal year ended December
31, 1998 were spent on distribution expenses including $9,472 on advertising, $161,991 on compensation to dealers (including commission and service fees), $34,104 on compensation to sales personnel, and $6,171 on distribution related overhead of the Underwriter. During this same period, the 12b-1 fees paid by the Montana Fund and the South Dakota Fund were spent on distribution expenses including $14,172 and $1,017 on advertising, $565,176 and $392,754 on compensa-tion to dealers (including commission and service fees), $34,104 and $34,104 on compensation to sales personnel, and $8,857 and 6,000 on distribution related overhead of the Underwriter, respectively.

   The Investment Adviser and the Underwriter are subsidiaries of ND Holdings, Inc. ("Holdings"). Robert E. Walstad and Peter A. Quist, directors and president and vice president, respectively, of Holdings, are also directors and officers of the Funds, the Investment Adviser,

                                     B-18

and the Underwriter. See "Management of the Funds." Mssrs. Walstad and Quist are also shareholders of Holdings and, accordingly, may indirectly benefit from the payment of 12b-1 fees by the Funds to the Underwriter.



                                 EXPENSES

   The expenses of each Fund are deducted from its respective total income before dividends are paid. These expenses include, but are not limited to, organizational expenses; taxes; interest; brokerage fees and commissions, if any; fees and expenses of directors and officers of the Fund who are not officers or directors of the Investment Adviser; Securities and Exchange Commission fees and state securities laws fees; charges of custodians and transfer and dividend disbursing agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribu-tion to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers and Board of Directors of the Fund; and any extraordinary expenses. In addition, each Fund pays distribution fees pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940.

                         PORTFOLIO TRANSACTIONS

   Allocation of portfolio brokerage transactions to various brokers is deter-mined by the Investment Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The Investment Adviser may consider a number of factors in determining which brokers to use for a Fund's portfolio transactions. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide supplemental investment research, statisti-cal, or other services to the Investment Adviser may receive orders for trans-actions by a Fund. Information thus received will enable the Investment Adviser to supplement its own research and analysis with the views and informa-tion of other securities firms and may be used for the benefit of clients of the Investment Adviser other than the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). A broker's sales of a Fund's shares may also be considered a factor if the Investment Adviser is satisfied that the respective Fund would receive from that broker the most favorable price and execution then available for a transaction. Muni-cipal bonds, notes, and short-term securities in which a Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Accordingly, the Investment Adviser expects that transactions in Municipal Securities will be effected on a principal (as opposed to an agency) basis and therefore does not expect to pay any brokerage commissions on such transactions. Purchases may be made from underwriters, dealers, or issuers. The Fund's cost of port-folio securities transactions will

                                     B-19

consist primarily of dealer or underwriter spreads. The Funds may also pay mark-ups on principal transactions. The Funds will not engage in principal transactions with affiliates. Commissions will be paid on the Funds' futures and options transactions, if any.

   In effecting purchases and sales of the Funds' portfolio securities, the Investment Adviser and the Funds may place orders with and pay brokerage commissions to brokers which are affiliated with the Funds, the Investment Adviser, the Distributor or selected dealers participating in the offering of the Funds' shares. Subject to rules adopted by the Securities and Exchange Commission, each Fund may also purchase municipal securities from other members of underwriting syndicates of which the Underwriter or other affiliates of the Funds are members.

   The table below reflects the aggregate amount of commissions paid by the Funds for the periods indicated.

                            COMMISSION PAID FOR
                                FISCAL YEAR ENDED
                        ______________________________
                      12/31/96   12/31/97   12/31/98
                      _______    _______    _______
Montana Fund          $15,825    $20,925    $ 1,250
ND Fund               $ 1,968    $31,938    $ 9,225
South Dakota Fund     $ 1,610    $ 1,750    $   -0-

ND Capital, the Funds' underwriter, was the only dealer through which trans-actions involving the payment of commissions was effected. Accordingly, 100% of the brokerage commissions paid by the Funds (as reflected above) were paid to ND Capital. Fluctuations in commissions were due to changes in procedures in the purchase and sale of municipal securities.

   The Board of Directors will monitor the Investment Adviser's performance with respect to portfolio transactions in order to evaluate the overall reasonableness of brokerage commissions paid or spreads allowed.

                     PURCHASE AND REDEMPTION OF SHARES

   Fund shares may be purchased from investment dealers who have sales agree-ments with the Fund's Underwriter or from the Underwriter. Fund shares are sold at their public offering price, which is the net asset value next deter-mined after an order and payment are received in proper form. On December 31, 1998, the net asset value per share of each Fund was calculated as follows: for the ND Fund, net assets of $80,987,062 were divided by 9,055,044 shares out-standing to equal a net asset value per share of $8.94; with respect to the Montana Fund, net assets of $58,878,852 were divided by 5,857,896 shares out-standing to equal a net asset value per share of $10.05; and with respect to the South Dakota Fund, the net assets of $7,748,258 were divided by 746,382 shares outstanding to equal a net asset value per share of $10.38.

   No sales charge is imposed when shares are purchased. However, a contingent deferred sales charge is imposed if certain shares are redeemed within five years after their purchase. See "How to Purchase Shares" in the Funds' Prospectus. The Underwriter will pay a sales

                                     B-20

commission to investment dealers and to its salesmen who sell Fund shares. The Underwriter may also provide additional promotional incentives to dealers who sell Fund shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

   Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respec-tive Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

   In order to facilitate redemptions and to eliminate the need for safe-keeping, the Transfer Agent will not issue certificates for shares of the Funds unless requested to do so. A shareholder or broker may obtain a certificate by writing to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702.

                       MONTHOMATIC INVESTMENT PLAN

   A shareholder may purchase additional Fund shares through an automatic investment program (minimum initial investment is $100). With the Monthomatic Investment Plan ("Monthomatic"), monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. See "Systematic Investing - the Monthomatic Investment Plan" in the Funds' Prospectus for additional information.

                          EXCHANGE PRIVILEGE

   As described in the Funds' Prospectus under "Special Services-Exchanging Shares," each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds advised and underwritten by the Underwriter or Ranson Capital Corporation or ND Manage-ment at net asset value. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to share-holders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

                                     B-21

                         MINIMUM INVESTMENT

   The minimum initial investment for each Fund is $1,000 ($100 for the Month-omatic Investment Plan), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

                            REDEMPTIONS

   Any Fund shareholder may require its respective Fund to redeem shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $50,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power with signatures guaranteed over $50,000 and accompanied by a written request for redemption. Signatures must be guaranteed by a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. The redemption price will be the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge, as described below. Payment for shares redeemed will be made in cash as promptly as practi-cable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certifi-cates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

                   CONTINGENT DEFERRED SALES CHARGES

   Except as otherwise provided below, a contingent deferred sales charge ("charge") is imposed only if a shareholder redeems shares purchased within the preceding five years. Shares acquired by reinvestment of dividends may be redeemed without charge even though acquired within five years. In addition, a number of shares having a value equal to any net increase in the value of all shares purchased by the shareholder during the preceding five years will be redeemed without a contingent deferred sales charge. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the original purchase price of the redeemed shares and will depend on the number of years the dollar amount being redeemed was invested, according to the following table:

                                     B-22

                                  PERCENTAGE
                                  CONTINGENT
YEAR SINCE REDEMPTION              DEFERRED
AMOUNT WAS INVESTED              SALES CHARGE
______________________________   ____________
First                                4.0%
Second                               4.0%
Third                                3.0%
Fourth                               2.0%
Fifth                                1.0%
Sixth and following                No Charge

   If the initial amount of purchase is $1 million or more, the charge is reduced to 1% and only applies during the first year of purchase. In addition, purchases totaling $1 million or more made within 13 months of the initial purchase date qualify for this exception, provided that the purchaser notifies the Fund in writing at the time of the initial purchase of his or her intent to purchase $1 million or more within 13 months and subsequently satisfies this condition. Any shares purchased and sold within the 13-month period will be deducted in computing total purchases, and the charge applies for one year after purchases total a minimum of $1 million.

   All purchases are considered made on the trade date. In determining whether a contingent deferred sales charge is payable on any redemption, the Fund will first redeem shares not subject to any charge. Thereafter, in determining the applicable percentage rate, the amount of dollars redeemed will be charged against the aggregate cost of shares purchased in each year, beginning with the shares purchased earliest. This will result in a shareholder paying the lowest possible contingent deferred sales charge rate.

   Upon receipt of a request for redemption, shares will be redeemed by a Fund at the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge.

   The following example illustrates the operation of the contingent deferred sales charge. Assume that you own 1,000 shares that you purchased six years ago, 1,000 shares acquired by reinvesting distributions, 1,000 shares that you purchased two years ago at $10 each, and 1,000 shares that you purchased one year ago at $10 each. Also assume that the shares now have a net asset value equal to $20 each. You may redeem the 2,000 shares that you have owned for six years or acquired by reinvesting distributions without paying a contingent deferred sales charge. Appreciation on the shares you bought in the last two years equals $20,000 (the $10 increase in net asset value times 2,000 shares), $10,000 of which is attributed to each of the two years. Because the $20,000 of appreciation is equivalent to 1,000 shares at the assumed current net asset value of $20 per share, you may redeem 1,000 more shares without paying a contingent deferred sales charge. If you redeem 3,500 shares, you would have a contingent deferred sales charge on 500 of those shares. The Fund would treat these 500 redeemed shares as representing a redemption of the $10,000 invest-ment which you made two years ago. Based on the assumed net asset value of $20 per share, you would pay a contingent deferred sales charge equal to $400

                                     B-23

(500 shares times $20 per share times the applicable rate of 4.0%). If in the same year you redeemed your remaining 500 shares, the Fund would treat this as a redemption of your $10,000 investment made one year ago, applying a charge at the rate of 4.0%.

   Each Fund may sell shares without a contingent deferred sales charge to directors, officers, and employees (including retirees) of the Fund, of ND Holdings, of ND Money Management, and of ND Capital, for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit-sharing, or other benefit plan for only such persons at net asset value and in any amount. Each Fund may also sell shares without a contingent deferred sales charge to broker-dealers having sales agreements with ND Capital, and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with ND Capital, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of the contingent deferred sales charge for redemptions by certain classes of persons is provided because of anticipated economies in scales and sales related efforts. The Underwriter receives the entire amount of any contingent deferred sales charges assessed.

   Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the respective Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's share-holders. The New York Stock Exchange is currently closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund's portfolio securities at the time. When a Fund is requested to redeem shares for which it may not have yet received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

   Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund's portfolio securities). Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the in-vestor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. Each Fund allocates net interest income to those shares for which the Fund has received payment. A Fund receives the entire public offering price of all of its shares sold.

                                     B-24

                        SYSTEMATIC WITHDRAWAL PLAN

A shareholder who owns shares with an aggregate value of $5,000 or more may establish a Systematic Withdrawal Plan (the "Withdrawal Plan"). Under the Withdrawal Plan, a shareholder may redeem at net asset value, subject to any applicable contingent deferred sales charge (see "Contingent Deferred Sales Charges" above), the number of full and fractional shares that will produce whatever monthly, quarterly, semiannual, or annual payments (minimum $50 per payment) are selected. No additional charge is made for this service.

   A shareholder who participates in the Monthomatic Investment Plan is in-eligible to participate in the Withdrawal Plan. If payments exceed reinvested dividends and distribution, a shareholder's shares will be reduced and eventually depleted. The Withdrawal Plan may be terminated at any time by a shareholder or the Fund.

                              NET ASSET VALUE

   The net asset value per share is determined by calculating the total value of the Fund's assets, which will normally be composed mainly of investment securities, deducting total liabilities, and dividing the result by the number of shares outstanding. Fixed income securities are valued using a matrix pric-ing system which estimates market values from yield data relating to instruments or securities with similar characteristics. Exchange-traded options are valued at the last sale price unless there is no sale price, in which event the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Directors. If an event were to occur, after the value of an instrument was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that instrument would be valued using fair value considerations by the Board of Directors or its delegates.
On each day the New York Stock Exchange is open for trading, the net asset value is determined as of the close of the Exchange (normally, 3:00 p.m.
Minot, North Dakota time).

                               UNDERWRITER

   ND Capital, a subsidiary of ND Holdings, is the principal underwriter of the Funds' shares in a continuous public offering. ND Capital is located at 1 North Main, Minot, North Dakota 58703. Robert E. Walstad and Peter A. Quist, who are directors and the president and treasurer and vice president and secretary, respectively, of the Funds, are also the only two directors and officers of the Underwriter. The Underwriter sells shares to or through brokers, dealers, or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Funds. ND Capital may act as such a Dealer.

   Under the terms of each Distribution Agreement between the respective Fund and the Underwriter, the Underwriter has agreed to use its best efforts to solicit orders for the sale of the

                                     B-25

applicable Fund's shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Underwriter pays a sales commission currently equal to 3-3/4% (1% on sales of $1 million or more) of the amount invested to dealers who sell shares (excluding sales to investors exempt from the contingent deferred sales charge). For the fiscal year ended December 31, 1998, the Underwriter paid commissions in connection with sales of the shares of the Montana Fund, the ND Fund and the South Dakota Fund of $511,779, $110,268, and $39,884, respectively. In recognition of services provided to shareholders, the Underwriter may also pay service fees to dealers at the annual rate of up to 0.25% of the average net assets which are attributable to shareholders of the Fund for whom such dealers are designated as the dealers of record. See "Distribution Plans" for additional information.

   Because shares of the Funds are sold without any front-end sales loads, the Underwriter does not receive underwriting commissions. The Underwriter, however, does receive compensation pursuant to a distribution plan adopted by the Funds pursuant to Rule 12b-1. For a description of such compensation, see "Distribution Plans." The Underwriter also receives any CDSCs imposed on redemptions of shares.

   The following table sets forth the amount of compensation on redemptions, brokerage commissions and other compensation received by the Underwriter from each of the Funds for the last fiscal year ended December 31, 1998.

                      COMPENSATION ON   BROKERAGE
                       REDEMPTIONS     COMMISSIONS
                      _____________________________
Montana Fund            $67,416           $1,250
North Dakota Fund       $38,428           $9,225
South Dakota Fund       $11,940           $  -0-
_______________________


   Each Distribution Agreement must be approved at least annually by the respective Fund's Board of Directors and a vote of a majority of such Fund's directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement related thereto or in the Distribution Agreement (the "Qualified Directors"), by vote cast in person at a meeting called for the purpose of voting on such approval. Each Fund's Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to such Fund without penalty on 60 days' written notice by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund.

                             DIVIDENDS AND TAXES

DIVIDENDS

   All of the net investment income of each Fund is declared daily as a divi-dend on shares for which the applicable Fund has received payment. Net invest-ment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly, and dividends of net realized short-term and long-term

                                     B-26

capital gains, if any, will normally be paid out once a year after the end of the Fund's fiscal year. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

   Income and capital gains dividends, if any, of a Fund will be credited to shareholder's accounts in full and fractional of such Fund shares at net asset value on the reinvestment date unless shareholders indicate in writing to the Transfer Agent that they wish to receive them in cash. See "Distributions and Taxes-Reinvestment Options" in the Funds' Prospectus for a description of the dividend payment options available to shareholders.

   Cash dividends and reinvested dividends will be paid or reinvested, as the case may be, as of the day following the last day of the month. Share certifi-cates are issued for full and fractional shares and only upon a request by the shareholder or broker to the Transfer Agent.

   A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder's account at the then-current net asset value. If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, we will then issue a new check.

   Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.

TAXES

   Each Fund intends to qualify as a regulated investment company under Sub-chapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Each Fund intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends, and, therefore, dividends representing net interest received on Municipal Securities will not be in-cludable by shareholders in their gross income for federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed hereinafter. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the United States), net short-term capital gains, and gains on the sale of market discount bonds purchased after April 30, 1993, if any, are taxable to share-holders as ordinary income, and long-term capital gain dividends are generally taxable to shareholders as long-

                                     B-27

term capital gains, regardless of how long the shares have been held and whether received in cash or shares. Dividends declared by a Fund in October, November, or December to shareholders of record as of a date in one of those months and paid before the following January are treated as paid on December 31 of the calendar year declared for federal income tax purposes. All taxpayers are required to disclose on their federal income tax returns the amount of tax-exempt interest earned during a year, including exempt-interest dividends from the Funds. Dividends from the Funds will not be eligible for the dividends received deduction available to corporate shareholders.

   A capital gains dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above. In addition, shareholders may lose the tax-exempt status on accrued income if shares are redeemed before a dividend is declared.

   Redemption of shares of a Fund will be a taxable transaction for federal income tax purposes. Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the share-holder. In such case, the shareholder will recognize capital gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Such gain or loss will be long-term gain or loss if the shares were held more than one year. The loss on shares held six months or less will be a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the period the investor owns the shares. In the case of shareholders holding shares of the Fund for less than six months and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt- interest dividends received.

   A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

   Net interest on certain "private activity bonds" issued on or after August 8, 1986, is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from a Fund are to be treated as interest on "private-activity bonds" in proportion to the interest the Fund receives from private activity bonds, reduced by allowable deductions. The Funds may not be an appropriate investment for persons who are "substantial users" of facilities financed by private activity bonds held by a Fund or are "related persons" to such users. Such persons should consult their tax adviser before investing in a Fund.

   Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings."

                                     B-28

Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

   Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes.

   Individuals whose modified adjusted gross income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified adjusted gross income includes adjusted gross income, one-half of Social Security benefits, and tax-exempt interest, including exempt-interest dividends from a Fund.

   If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest from Municipal Securities), and distribution to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

   Each Fund is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a Social Security number) and in certain other circumstances.

   After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction. In addition, the statement will show the details of prior transactions in the account during the calendar year. Information for federal income tax purposes will be provided after the end of the calendar year.

STATE TAXES

ND FUND

   To the extent that dividends are derived from earnings on North Dakota state and local government issues, such dividends will be exempt from North Dakota income taxes in the hands of shareholders that are corporations, individuals, estates, and trusts.

MONTANA FUND

   Dividends to the extent of interest received on Montana state and local gov-ernment issues are exempt from Montana state income taxes in the hands of shareholders that are individuals, estates, and trusts. Such dividends are subject to Montana tax, however, in the hands of shareholders that are corp-orations. Moreover, Montana taxes capital gains (including capital gain dis-tributions paid by the Fund) at the same rates as ordinary income.

                                     B-29

SOUTH DAKOTA

   South Dakota does not assess personal or corporate income tax.

                    CALCULATION OF PERFORMANCE DATA

   The Funds may publish certain performance figures in advertisements from time to time. These performance figures may include yield, tax equivalent yield, and total return figures.

   Yields are calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield calculation methods differ from the methods used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the Fund's financial statements. A Fund may also include in advertisements performance rankings compiled by independent organ-izations such as Lipper Analytical Services and publications which monitor the performance of mutual funds. Performance information may be quoted numerically or may be represented in a table, graph, or other illustration.

   All performance figures are based on historical results and are not intended to indicate future performance.

YIELD

   As of December 31, 1998, the 30-day SEC Yield for the ND Fund, the Montana Fund, and the South Dakota Fund, was 3.262%, 3.593%, and 3.144%, respectively. Absent fee waivers and expense assumptions, the 30-day SEC Yield as of December 31, 1998 for the ND Fund, Montana Fund, and South Dakota Fund, would have been 2.865%, 3.284%, and 2.471%, respectively.

   Yield reflects the income per share deemed earned by a Fund's portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the maximum offering price per share on the last day of the period and annualizing the result according to the following formula:

   YIELD = 2[(a-b/cd + 1)6 - 1]

                                     B-30

   Where:
   a  =  dividends and interest earned during the period.

   b  =  expenses accrued for the period (net of reimbursements).

   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

   d  =  the maximum offering price per share on the last day of the period.

   To calculate interest earned on debt obligations (for the purpose of "a" above), a Fund will:

   (a) Compute the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

   (b) Divide the yield to maturity by 360 and multiply the quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. Assume that each month has 30 days.

   In the case of an obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. In the case of an obligation with original issue discount, if the discount is based on the current market value and exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calcula-tion. In the case of an obligation with original issue discount, if the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based upon market value.

TAX EQUIVALENT YIELD

   As of December 31, 1998, the Tax Equivalent Yield for the ND Fund, the Montana Fund, and the South Dakota and was 6.19%, 6.86%, and 5.62%, respective-ly. The tax equivalent calculation for the ND Fund, Montana Fund and South Dakota Fund were based on combined federal and state income tax rates of 47.26%, 47.64%, and 44.02%, respectively.

   Tax equivalent yield shows the yield from a taxable investment which would produce an after-tax yield equal to that of a fund that invests in tax-exempt securities. It is computed by dividing the tax-exempt portion of the Fund's yield (as calculated above) by one minus a stated

                                     B-31

income tax rate and adding the product to the portion (if any) of the Fund's yield that is not tax-exempt.

   TEY = CY / (1 - SITR)

   Where:

    TEY  =  Tax Equivalent Yield

     CY  =  Current Yield

   SITR  =  Stated Income Tax Rate

   For additional tax equivalent yield information, see "Tax-Free vs. Taxable Income".

TOTAL RETURN

   As of December 31, 1998, the total return for the ND Fund, the Montana Fund, and the South Dakota Fund was 65.64%, 32.01%, and 33.34%, respectively.

   Total return is the percentage change in the value of a hypothetical invest-ment that has occurred in the indicated time period, taking into account the imposition of various fees, including the contingent deferred sales charge, and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects a Fund's performance over a stated period of time and is computed as follows:

    ERV - P = Total Return
    -------
       P

   Where:

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

     P  =  a hypothetical initial payment of $1,000

   In calculating cumulative and average annual total return, the maximum contingent deferred sales charge is deducted from the hypothetical investment. However, such total return quotations may also be accompanied by quotations which do not reflect the contingent deferred sales charges, and which therefore will be higher.

   Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period and is computed according to the following formula:

                             P(1 + T)n = ERV

                                     B-32

   Where:

   P  =  a hypothetical initial payment of $1,000

     T  =  average annual total return

     n  =  number of years

   ERV = ending, redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

   The following table reflects the average annual total return for each of the Funds for the periods indicated:

                                   AVERAGE ANNUAL TOTAL RETURN
                     ______________________________________________________
                           ONE YEAR*          FIVE YEARS     FROM INCEPTION**
                             ENDED              ENDED             THROUGH
                      DECEMBER 31, 1998   DECEMBER 31, 1998  DECEMBER 31, 1998
                     ______________________________________________________
Montana Fund               3.66%             5.15%              5.29%
ND Fund                    3.48%             4.13%              5.18%
South Dakota Fund          3.88%              N/A               6.26%
_______________________________
* The 1 year return does not include the effect of the 4% maximum Contingent Deferred Sales Charge. Taking into account the CDSC, the one year return for the ND Fund, Montana Fund, and South Dakota Fund would have been (0.46)%, (0.30)%, and (0.08)%, respectively.
** The inception date for the Montana Fund, the ND Fund, and the South Dakota Fund is August 12, 1993, January 3, 1989, and April 5, 1994, respectively.

   All performance figures are based on historical results and are not intended To indicate future performance.

                      TAX-FREE VERSUS TAXABLE INCOME

   The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Funds with taxable alternative instruments, the tables below present the taxable equivalent yields for hypothetical tax-free yields and tax rates. Taxable equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by the remainder of 1 minus the stated combined federal and state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Our calculations below are based on the maximum federal statutory tax rates applicable in 1999. The highest marginal federal tax rate for 1999 can be in excess of the statutory maximum federal tax rate due to the disallowance of a portion of itemized deductions and personal exemptions.

NORTH DAKOTA

   The following table shows the rate of return an individual North Dakota investor would need to receive from a taxable investment to equal the rate of return from the ND Fund. The table assumes that the investor's income from a taxable investment would be subject to federal

                                     B-33

income tax at the maximum federal rate and North Dakota state income tax at a rate equal to 14% of the federal tax liability.

   We have calculated the combined marginal tax rate based on a family with adjusted gross income from $180,000 to $300,000 for 1999 filing on a married filing jointly basis with two dependent children. At this level of income, the highest federal marginal tax rate is 44.02%. In addition, this assumes the investor is not subject to alternative minimum tax and has a reasonable amount of itemized deductions. Assuming the deductibility of North Dakota taxes in computing federal taxable income, the combined marginal tax rate for this taxpayer is approximately 47.26%.

   The following table uses the combined marginal tax rate of 47.26% to present the equivalent taxable yield for taxpayers in the situation presented above.

    ND TAX-FREE        EQUIVALENT TAXABLE YIELD
      YIELD              FOR TAXPAYER IN 1998
    ___________      _______________________
      5.0%                    9.48%
      5.5%                   10.43%
      6.0%                   11.38%
      6.5%                   12.32%
      7.0%                   13.27%
      7.5%                   14.22%
      8.0%                   15.17%

MONTANA

   The following table shows the rate of return an individual Montana investor would need to receive from a taxable investment to equal the rate of return from the Montana Fund. The table assumes that the investor's income from a taxable investment would be subject to federal income tax at the maximum federal rate and Montana state income tax at a rate equal to 11% of the Montana taxable income. This assumes that the maximum Montana individual income tax rate will remain at 11%.

   We have calculated the combined marginal tax rate based on families with adjusted gross incomes of $180,000 to $300,000 for 1999 filing on a married filing jointly basis with two dependent children. At this level of income, the highest federal marginal tax rate is 44.02%. In addition, this assumes the investor is not subject to alternative minimum tax and has a reasonable amount of itemized deductions.

   The following table uses the combined marginal tax rate of 47.64% for adjusted gross income of $180,000 to $300,000 to present the equivalent taxable yield for taxpayers in the situations presented above assuming that federal income taxes are deductible in calculating Montana taxable income and that Montana income taxes are deductible in calculating federal taxable income.

                                     B-34

    MONTANA TAX-FREE        EQUIVALENT TAXABLE YIELD
         YIELD                FOR TAXPAYER IN 1999
    _______________       _______________________
        5.0%                       9.55%
        5.5%                      10.50%
        6.0%                      11.46%
        6.5%                      12.41%
        7.0%                      13.37%
        7.5%                      14.32%
        8.0%                      15.28%

SOUTH DAKOTA

   The following table shows the rate of return an individual South Dakota investor would need to receive from a taxable investment to equal the rate of return from the South Dakota Fund. Because South Dakota does not have an individual income tax system, the table assumes that the investor's income from a taxable investment would be subject to federal income tax only, at the maximum federal rate.

   We have calculated the effective marginal tax rate for three different taxable income brackets (31%, 36%, and 39.6%). Each bracket assumes that the investor is filing jointly with two dependent children.

   In addition, this assumes the investor is not subject to alternative minimum tax and has a reasonable amount of itemized deductions.

                          TAXABLE INCOME    HIGHEST MARGINAL
                              BETWEEN           TAX RATE
                          _____________   _______________
      #1                  $128,600          31.93%
                             and
                           158,550
      #2                  $158,550          40.02%
                             and
                           283,150
      #3                  $283,150          44.02%
                             and
                            OVER

   The following table uses the marginal tax rate for each taxable income bracket to present the equivalent taxable yield for taxpayers in the situations above.

                                     B-35

    SOUTH DAKOTA       EQUIVALENT TAXABLE YIELD
     TAX-FREE           FOR TAXPAYER IN 1998
      YIELD           WITH TAXABLE INCOME AS IN

                      #1     #2     #3
      5.0%           7.35%  8.34%  8.93%
      5.5%           8.08%  9.17%  9.82%
      6.0%           8.81% 10.00% 10.72%
      6.5%           9.55% 10.84% 11.61%
      7.0%          10.28% 11.67% 12.50%
      7.5%          11.02% 12.50% 13.40%
      8.0%          11.75% 13.34% 14.29%

                    ORGANIZATION AND SHARE ATTRIBUTES

   Each Fund is organized as a corporation under the laws of the State of North Dakota and is authorized to issue shares all of one class and one series, with a par value of $.001 per share. The ND Fund was incorporated on October 7, 1988, the Montana Fund was incorporated on April 15, 1993, and the South Dakota Fund was incorporated on October 1, 1993. The ND Fund is authorized to issue a total of 100,000,000 shares and the Montana Fund and South Dakota Fund are each authorized to issue 200,000,000 shares. Shares are fully paid and nonassessable when issued, are redeemable and freely transferable, and have equal rights and preferences in all matters, including voting. Cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates. There are no subscription, preemptive, or conversion rights.

                         SHAREHOLDER MEETINGS

   It is probable that a Fund will not hold regular meetings of shareholders. Each Fund's Bylaws provide the regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law. Under the North Dakota Business Corporation Act, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the president or secretary of the Fund. Within thirty days after receipt of the demand, the Board of Directors must cause a regular meet-ing of shareholders to be called, or if the Board fails to do so, the share-holder or shareholders making the demand may call the meeting by giving notice as prescribed by law. All necessary expenses of the notice and the meeting must be paid by the respective Fund.

   In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act.

                                     B-36

Meetings of shareholders will also be held whenever required in order to comply with the Investment Company Act of 1940; however, each Fund does not intend to hold annual shareholder meetings. Shareholders have the right to remove directors.

                  APPENDIX - RATINGS OF INVESTMENTS

   The four highest ratings of Moody's Investors Service, Inc. ("Moody's"), for municipal bonds are Aaa, Aa, A, and Baa. Municipal bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal bonds which are of high quality by all standards, but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. The Aaa, Aa, and A rated municipal bonds comprise what are generally known as "high grade bonds." Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Municipal bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest coverage and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

   The four highest ratings of Standard & Poor's Corporation ("S&P") for muni-cipal bonds are AAA, AA, A, and BBB. Municipal bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than for bonds in higher rated categories.

   The "debt securities" included in the discussion of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA, AA, or A by S&P or Aaa, Aa, or A by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." Corporate debt obligations rated A by S&P are regarded as "upper medium grade" and have "considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions." The Moody's corporate debt ratings of Aaa, Aa, and A do not differ materially from those set forth above for municipal bonds.

   Taxable or tax-exempt commercial paper ratings of A-1 or A-2 by S&P and P-1 or P-2 by Moody's are the highest paper ratings of the respective agencies. The issuer's earnings, quality

                                     B-37

of long term debt, management, and industry position are among the factors considered in assigning such ratings.

   Subsequent to its purchase by a Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. The Funds will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors, however, may vary from this policy if it determines that prompt disposal of a bond would not be in the best interests of the shareholder. To the extent that the ratings accorded by S&P or Moody's for municipal bonds or temporary investments may change as a result of changes in such organizations or changes in their rating system, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the investment policies contained herein.

                                     B-38

                            FINANCIAL STATEMENTS

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of South Dakota Tax Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of South Dakota Tax Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period since inception (April 5,1994) through December 31,1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of South Dakota Tax Free Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 1999

                                     F-1


Schedule of Investments December 31, 1998

Name of Issuer
Percentages represent the                                     Rating
market value of each                                          Moody's/     Coupon                    Principal         Market
investment category to total net assets                       S&P           Rate       Maturity      Amount            Value
-------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA MUNICIPAL BONDS(91.4%)

Belle Fourche, SD School Dist. #9-1 G.O. FSA                  Aaa/NR       5.500%	     01/15/18     $  100,000      $   104,688
Dakota Valley, SD (N. Sioux City) School Dist. #61-8 G.O.      NR/NR       6.000      07/01/12        100,000          103,249
Dakota Valley, SD (N. Sioux City) School Dist. #61-8 G.O.      NR/NR       5.650      07/01/14        200,000          203,936
Deadwood, SD Sewer, Water and Impvt. Capital Outlay            NR/NR       6.750      11/01/03        250,000          261,658
#Grant Cty., SD (Northwestern Public. Svc.) PCR MBIA          Aaa/AAA      5.900      06/01/23        400,000          429,568
Hamlin, SD School Dist. #28-3 Capital Outlay                   NR/NR       5.700      10/01/15        120,000          122,657
Hamlin, SD School Dist. #28-3 G.O.                             NR/NR       6.100      12/15/15        140,000          143,917
#Heartland Consumers Power Dist., Elec. Rev. FSA              Aaa/AAA      6.000      01/01/09        200,000          226,426
*Heartland Consumers Power Dist., Elec. Rev. FSA              Aaa/AAA      6.000      01/01/17        400,000          460,040
Henry, SD School Dist. #14-2 School Blding. G.O.               NR/NR       6.450      01/01/12         75,000           81,527
Minnehaha Cty., SD Capital Outlay                            Aa-1/NR       6.000      12/01/12        100,000          107,997
Mitchell, SD School Dist. #17-2 Capital Outlay                 NR/A        6.200      01/15/13         60,000           65,387
Newell, SD School Dist. #09-2 Capital Outlay                   NR/NR       6.000      01/01/17        300,000          318,945
Northwestern School Dist. #56-3 Capital Outlay                 NR/A        6.800      01/15/13        100,000          112,936
Pierre, SD Sales Tax Ref. Rev.                                 NR/NR       6.000      10/01/14        200,000          212,050
Rapid City, SD Parking Rev.                                 Baa-1/NR       5.700      12/01/18        150,000          155,315
Rapid City, SD School Dist. #51-4 Capital Outlay MBIA         Aaa/AAA      6.200      01/01/12        100,000          108,596
SD Conservancy Dist. (State Revolving Fund) Rev.             Aa-3/NR       5.625      08/01/17        200,000          210,250
*SD Hlth. & Educ. Auth. (Crippled Childrens) Rev.              NR/A+       7.100      07/01/09        260,000          261,040
*SD Hlth. & Educ. Auth. (St. Luke's/Midland) Rev. MBIA        Aaa/AAA      6.625      07/01/11        250,000          269,340
SD Hlth. & Educ. Auth. (Vocational Educ.) Rev.                A-1/NR       6.700      08/01/22        150,000          167,201
SD Hlth. & Educ. Facs. Auth. (Huron Medl. Ctr.) Rev.           NR/BBB      7.250      04/01/20        125,000          140,648
SD Hlth. & Educ. Facs. Auth. (Univ. of Sioux Falls) Rev.       NR/NR       7.100      04/01/15        150,000          164,157
SD Hlth. & Educ. Facs. Auth. (Rapid City Regl.) MBIA          Aaa/AAA      5.000      09/01/22        400,000          394,324
SD Hlth. & Educ. Facs. Auth. (Rapid City Regl.) MBIA          Aaa/AAA      7.000      09/01/14         45,000           47,248
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      6.550      05/01/14         95,000          102,193
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      6.600      05/01/17        190,000          203,353
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      6.000      05/01/21        200,000          208,950
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      6.100      05/01/17        100,000          106,944
SD Hsg. Devl. Auth. Homeownership Mrtge.                     Aa-1/AAA      5.400      05/01/24        400,000          404,884
SD Hsg. Devl. Auth. Rev.                                       Aa/NR       6.700      04/01/20        370,000          382,550
SD State Lease Rev. Capital Outlay FSA                        Aaa/AAA      6.500      09/01/08        200,000          231,624
*SD Student Loan Finance Corp. Student Loan Notes               A/NR       6.550      08/01/20        300,000          330,003
Sioux Falls, SD School Dist. #49-5 G.O.                        Aa/NR       5.500      07/01/20        150,000          157,979
Winner, SD School Dist. #59-2 Capital Outlay                   NR/A        6.200      01/15/10         75,000           81,380
                                                                                                                --------------
SOUTH DAKOTA MUNICIPAL BONDS (COST: $6,677,344)                                                                 $    7,082,958
                                                                                                                --------------
SHORT-TERM SECURITIES (6.4%)
 Federated Tax-Free Fund #15                                                                                    $      256,403
 Federated Intermediate Municipal Trust #78                                                                            238,980
                                                                                                                 -------------
TOTAL SHORT-TERM SECURITIES (COST: $495,705)                                                                    $      495,383
                                                                                                                --------------
TOTAL INVESTMENTS IN SECURITIES (COST: $7,173,049)                                                              $    7,578,341
OTHER ASSETS LESS LIABILITIES                                                                                          169,917
                                                                                                                --------------
NET ASSETS                                                                                                      $    7,748,258
                                                                                                                ==============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

                                     F-2

Financial Statements December 31,1998

Statement of Assets and Liabilities December 31, 1998
------------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $7,173,049)       $    7,578,341
     Receivable for fund shares sold                                      25,000
     Accrued dividends receivable                                          1,299
     Accrued interest receivable                                         133,399
     Variation margin                                                     49,834
                                                                  --------------
        Total Assets                                              $    7,787,873
                                                                  --------------

LIABILITIES
     Dividends payable                                            $       30,191
     Accrued expenses                                                      9,424
                                                                  --------------
Total Liabilities                                                 $       39,615
                                                                  --------------

NET ASSETS                                                        $    7,748,258
                                                                  ==============

Net assets are represented by:
     Capital stock outstanding, at par              $        746
     Additional paid-in capital                        7,543,832
     Accumulated undistributed net realized
     gain(loss) on investments                          (201,612)
     Unrealized appreciation on investments              405,292
                                                     ------------
          Total amount representing net
          assets applicable to 746,382 outstanding
          shares of $.001 par value common stock
          (200,000,000  shares authorized)          $  7,748,258
                                                    =============
Net asset value per share                           $   10.38
                                                    =============

                                     F-3

Statement of Operations for the year ended December 31, 1998
------------------------------------------------------------

INVESTMENT INCOME
    Interest                                 $     413,156
    Dividends                                        8,613
                                             -------------
         Total Investment Income             $     421,769
                                             -------------
EXPENSES
    Investment advisory fees                 $       7,592
    Distribution fees (12b-1)                       37,238
    Custodian fees                                   2,292
    Transfer agent fees                             11,905
    Accounting service fees                         27,686
    Professional fees                                5,355
    Reports to shareholders                          1,250
    Directors fees                                   1,842
    Transfer agent out of pocket                     1,159
    License, fees, and registrations                   500
                                             -------------
        Total expenses                       $      96,819
                                             -------------
NET INVESTMENT INCOME                        $     324,950
                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES
    Net realized gain (loss) from:
    Investment transactions                  $      28,204
    Futures transactions                          (111,760)
    Net change in unrealized appreciation
   (depreciation) of:
    Investments                                      4,745
    Futures                                         43,592
                                              ------------
         Net Realized And Unrealized
         Gain (Loss) On Investments
         and Futures                         $     (35,219)
                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $     289,731
                                             ==============

The accompanying notes are an integral part of these financial statements.

                                     F-4

Financial Statements December 31, 1998


Statement of Changes in Net Assets for the years ended
December 31, 1998 and 1997
-------------------------------------------------------

                                                             For The                 For The
                                                             Year Ended              Year Ended
                                                             December 31,            December 31,
                                                             1998                     1997
                                                             ---------------         ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                    $     324,950           $     323,688
    Net realized gain (loss) on investment and
    futures transactions                                           (83,556)               (157,311)
Net change in unrealized appreciation (depreciation) on
    investments and futures                                         48,337                 173,630
                                                             --------------          --------------
         Net Increase (Decrease) in Net Assets
         Resulting From Operations                           $     289,731           $     340,007
                                                             --------------          --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment
    income(.46 and .53, respectively)                        $    (324,950)         $    (323,688)
    Return of capital distributions
    (.05 and .04, respectively)                                    (37,238)               (26,399)
    Distributions from net realized gain on
    investment transactions                                              0                      0
                                                             --------------          --------------
         Total Dividends and Distributions                   $    (362,188)         $    (350,087)
                                                             ---------------         --------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                             $   1,063,581          $     988,297
    Proceeds from reinvested dividends                             230,313                209,007
    Cost of shares redeemed                                       (803,533)              (253,697)
                                                             -------------          --------------
          Net Increase (Decrease) in Net Assets Resulting
          From Capital Share Transactions                    $     490,361           $    943,607
                                                             -------------          ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      $     417,904           $    933,527

NET ASSETS, BEGINNING OF PERIOD                                  7,330,354              6,396,827
                                                             -------------          -------------
NET ASSETS, END OF PERIOD                                    $   7,748,258           $  7,330,354
                                                             =============          =============

The accompanying notes are an integral part of these financial statements.

                                     F-5

Notes to Financial Statements December 31, 1998


Note 1.ORGANIZATION
        South Dakota Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 1, 1993 and commenced operations on April 5, 1994. The Fund's objective is to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of South Dakota tax-exempt securities.

       Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Directors which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

       The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

    Federal income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1998, a net capital loss carryforward totaling $201,612 which may be used to offset capital gains realized during subsequent years through December 31, 2006.

       Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

                                     F-6

       Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At December 31, 1998, the Fund had outstanding futures contracts to sell debt securities as follows:

 Contracts to Sell     Expiration      Number of                 Valuations as of                Unrealized
                         Date       Futures Contracts           December 31, 1998     Appreciation (Depreciation)
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes     03/99            10                           $49,834                       $17,802

                                     F-7


Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.CAPITAL SHARE TRANSACTIONS
As of December 31, 1998, there were 200,000,000 shares of $.001 par value authorized; 746,382 and 698,991 shares were outstanding at December 31, 1998 and December 31, 1997, respectively. Transactions in capital shares were as follows:

                                                Shares

                                        For the Year           For The Year
                                           Ended                  Ended
                                      December 31, 1998      December 31, 1997
                                      ----------------------------------------
Shares sold                            102,248              94,215
Shares issued on reinvestment
of dividends                            22,109              19,917
Shares redeemed                        (76,966)            (24,180)
                                  ---------------        ----------------
Net increase(decrease)                  47,391              89,952
                                       ===============         ===============

Note 4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $7,592 of investment advisory fees after partial waiver for the year ended December 31, 1998. The Fund has a payable to ND Money Management, Inc. of $1,195 at December 31, 1998 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

       The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $37,238 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1998. The Fund has a payable to Capital of $3,174 at December 31, 1998 for 12b-1 fees.

                                     F-8

       ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $11,905 of transfer agency fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc. of $1,001 at December 31, 1998 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $27,686 of accounting service fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc. of $2,308 at December 31, 1998 for accounting service fees.


Note 5. INVESTMENT SECURITY TRANSACTIONS
        The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $1,131,312 and $1,223,659, respectively, for the year ended December 31, 1998.

Note 6. INVESTMENT IN SECURITIES
        At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $7,173,049 and the net unrealized appreciation of investments based on the cost was $405,292, which is comprised of $405,745 aggregate gross unrealized appreciation and $453 aggregate gross unrealized depreciation.

                                     F-9

Financial Highlights Selected per share data and ratios for the period indicated
----------------------------------------------------------------------

                                                                                          For The
                                For The           For The     For The       For The     Period Since
                               Year Ended       Year Ended   Year Ended    Year Ended  Inception(April
                               December 31,     December 31, December 31, December 31,  5, 1994) Through
                                 1998             1997         1996          1995      December 31, 1994
                             ---------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $   10.49       $   10.50    $   10.39    $   9.86    $   10.00
                              ---------------------------------------------------------------------
Income from Investment
Operations:
     Net investment income        $     .46       $     .53    $     .52    $    .55    $     .39
    Net realized and
    unrealized gain (loss)
    on investment and
    futures transactions             (.06)             .03          .14         .55         (.11)
                                  -----------------------------------------------------------------
Total Income(Loss) From
Investment Operations             $    .40        $     .56    $     .66     $  1.10    $     .28
                                  -----------------------------------------------------------------
Less Distributions:
     Dividends from net
     investment income            $   (.46)       $    (.53)   $   (.52)     $  (.55)   $    (.39)
     Return of capital
     Distributions                    (.05)            (.04)       (.03)        (.02)        (.02)
     Distributions from net
     realized gain                     .00              .00         .00          .00         (.01)
                                  -----------------------------------------------------------------
         Total Distributions      $   (.51)       $    (.57)   $   (.55)     $  (.57)   $    (.42)
                                  -----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $  10.38        $   10.49    $  10.50      $  10.39   $    9.86
                                  =================================================================

Total Return                          3.88%(A)         5.10%(A)    6.58%(A)     11.47%(A)    3.72%(A)

Ratios/Supplemental Data:
     Net assets, end of period
    (in thousands)                $7,748          $  7,330     $  6,397      $  5,163   $  2,890
    Ratio of net expenses
   (after expense assumption)
    to average net assets         1.30%             1.17%(C)     0.93%(C)      0.61%(C)    0.46%(B)
    Ratio of net investment
    income to average net assets  4.36%            4.70%         5.01%         5.35%       5.62%(B)
    Portfolio turnover rate      15.75%            3.35%         2.47%         0.66%      31.32%

(A) Excludes contingent deferred sales charge of 4%.
(B) Ratio was annualized.
(C) During the periods indicated above, ND Holdings, Inc. assumed expenses of $68,538, $54,598, $37,053, and $24,509, respectively. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 2.16%, 1.88%, 1.51% and 2.15%, respectively.

The accompanying notes are an integral part of these financial statements.

                                     F-10